                                     RESALE
                                    AGREEMENT


                                     BETWEEN

                          U S WEST COMMUNICATIONS, INC.

                                       AND

                                  ESSENTIAL.COM

                                       FOR

                                     WYOMING


                                                                      Page i

                               TABLE OF CONTENTS

PART A - GENERAL TERMS ......................................................................................1

 (A)1. SCOPE OF AGREEMENT ...................................................................................1

 (A)2. DEFINITIONS ..........................................................................................2

 (A)3. TERMS AND CONDITIONS .................................................................................4
   (A)3.1 GENERAL PROVISIONS ................................................................................4
   (A)3.2 TERM OF AGREEMENT .................................................................................4
   (A)3.3 PROOF OF AUTHORIZATION. ...........................................................................5
   (A)3.4 PAYMENT ...........................................................................................5
   (A)3.5 TAXES .............................................................................................7
   (A)3.6 FORCE MAJEURE .....................................................................................7
   (A)3.7 LIMITATION OF LIABILITY............................................................................7
   (A)3.8 INDEMNITY .........................................................................................8
   (A)3.9 INTELLECTUAL PROPERTY .............................................................................9
   (A)3.10 WARRANTIES ......................................................................................12
   (A)3.11 ASSIGNMENT ......................................................................................12
   (A)3.12 DEFAULT .........................................................................................13
   (A)3.13 DISCLAIMER OF AGENCY ............................................................................13
   (A)3.14 NONDISCLOSURE ...................................................................................13
   (A)3.15 SURVIVAL ........................................................................................15
   (A)3.16 DISPUTE RESOLUTION ..............................................................................15
   (A)3.17 CONTROLLING LAW .................................................................................16
   (A)3.18 JOINT WORK PRODUCT ..............................................................................16
   (A)3.19 RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION ..................................................17
   (A)3.20 NOTICES .........................................................................................17
   (A)3.21 RESPONSIBILITY OF EACH PARTY ....................................................................17
   (A)3.22 NO THIRD PARTY BENEFICIARIES ....................................................................18
   (A)3.23 REFERENCED DOCUMENTS ............................................................................18
   (A)3.24 PUBLICITY........................................................................................18
   (A)3.25 AMENDMENT........................................................................................18
   (A)3.26 EXECUTED IN COUNTERPARTS ........................................................................19
   (A)3.27 HEADINGS OF NO FORCE OR EFFECT ..................................................................19
   (A)3.28 REGULATORY APPROVAL .............................................................................19
   (A)3.29 COMPLIANCE ......................................................................................19
   (A)3.30 COMPLIANCE WITH THE COMMUNICATIONS ASSISTANCE FOR LAW ENFORCEMENT ACT
   OF 1994 ("CALEA") .......................................................................................19
   (A)3.31 COOPERATION .....................................................................................19
   (A)3.32 AVAILABILITY OF OTHER AGREEMENTS ................................................................20


PART B - RESALE ............................................................................................21

    (B)1. DESCRIPTION ......................................................................................21

    (B)2. TERMS AND CONDITIONS .............................................................................21

    (B)3. RATES AND CHARGES ................................................................................24


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                               TABLE OF CONTENTS

    (B)4. ORDERING PROCESS .................................................................................26

    (B)5. BILLING ..........................................................................................27

    (B)6. MAINTENANCE AND REPAIR ...........................................................................27

 PART C - WHITE PAGES DIRECTORY LISTINGS ...................................................................28

 (C)1. DESCRIPTION .........................................................................................28

 (C)2. TERMS AND CONDITIONS ................................................................................28

 PART D- MISCELLANEOUS PROVISIONS ..........................................................................31

 (D)1. NETWORK SECURITY ....................................................................................31

 (D)2. ACCESS TO OPERATIONAL SUPPORT SYSTEMS (OSS) .........................................................31

 (D)3. U S WEST DEX.........................................................................................46

 (D)4. NOTICE OF CHANGES....................................................................................46

 (D)5. MAINTENANCE AND REPAIR ..............................................................................47

 (D)6. SERVICE PERFORMANCE .................................................................................53

PART E - WYOMING RATES .....................................................................................61

PART F - SIGNATURE .........................................................................................63


                                                                   Page iii

                                                                          Part A
                                                                   General Terms

                             PART A - GENERAL TERMS

           This Resale Agreement is between essential.com ("RESELLER"), a Delaware corporation, and U S WEST Communications, Inc. ("USW"), a Colorado corporation.

(A)1.      SCOPE OF AGREEMENT

           (A)1.1 Pursuant to this negotiated Resale Agreement ("Agreement"), RESELLER and USW (collectively, "the Parties") will extend certain arrangements to one another within the geographical areas where USW is the incumbent Local Exchange Carrier within the state of Wyoming for purposes of providing the resale of local Telecommunications Services. This Agreement or the portions of this Agreement relative to a particular state will be submitted to the Wyoming Public Service Commission ("Commission") for approval. Notwithstanding this mutual commitment, however, the Parties enter into this Agreement without prejudice to any positions they have taken previously, or may take in the future in any legislative, regulatory, or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

           (A)1.2 The provisions in this Agreement are based, in large part, on the existing state of the law, rules, regulations and interpretations thereof, as of the date hereof (the "Existing Rules"). Among the Existing Rules are or could be the results of arbitrated decisions by the Commission which are currently being challenged by USW. Among the Existing Rules are certain FCC rules and orders that are the subject of, or affected by, the opinion issued by the Supreme Court of the United States in AT&T CORP., ET AL.
                      V. IOWA UTILITIES BOARD, ET AL. on January 25, 1999. Nothing in this Agreement shall preclude or stop USW from taking any position in any forum concerning the proper interpretation or effect of the Existing Rules or concerning whether the Existing Rules should be changed, dismissed, stayed or modified. To the extent that the Existing Rules are changed, vacated, dismissed, stayed or modified, then the Parties shall amend this Agreement and all contracts adopting all or part of this Agreement pursuant to Section 252(i) of the Act, shall be amended to reflect such modification or change of the Existing Rules. Where the Parties fail to agree upon such an amendment, it shall be resolved in accordance with the Dispute Resolution provision of this Agreement. It is expressly understood that this Agreement will be corrected to reflect the outcome of generic pricing proceedings by the Commission. This Section (A)1.2 shall be considered part of the rates, terms and conditions of each service resale arrangement contained in this Agreement, and this Section
                      (A)1.2 shall be considered legitimately related to the purchase of each service for resale arrangement contained in this Agreement.

           (A)1.3 This Agreement sets forth the terms, conditions and prices under which USW agrees to provide services for resale to RESELLER, all for the sole purpose of providing Telecommunications Services.

           (A)1.4 In the performance of their obligations under this Agreement, the Parties shall act in good faith and consistently with the intent of the Act. Where notice, approval or

                                                                          Part A
                                                                   General Terms

                      similar action by a Party is permitted or required by any provision of this Agreement, (including, without limitation, the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement) such action shall not be unreasonably delayed, withheld or conditioned.

           (A)1.5 USW may make services and features available to RESELLER for resale under this Agreement consistent with the way they are available to USW end users, without a formal amendment to this Agreement. Nothing herein prevents either Party from raising other issues through additional good faith negotiations.

           (A)1.6     This Agreement is structured in the following format:

                      Part A - General Terms
                      Part B - Resale
                      Part C - Directory Services
                      Part D - Miscellaneous Provisions
                      Part E - Rates
                      Part F - Signature

           (A)1.7 Prior to placing any orders for services under this Agreement, the Parties will jointly complete USW's "Reseller Questionnaire". This questionnaire will then be used to:

                      Determine geographical requirements
                      Identify RESELLER Ids
                      Determine USW system requirements to support RESELLER specific activity
                      Collect credit information
                      Obtain billing information
                      Create summary bills
                      Establish input and output requirements
                      Create and distribute USW and RESELLER contact lists Identify client hours and holidays

(A)2.      DEFINITIONS

           (A)2.1 "Act" means the Communications Act of 1934 (47 U.S.C. 151 et. seq.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or a Commission within its state of jurisdiction.

           (A)2.2 "Basic Exchange Features" are optional end user switched services that include, but are not necessarily limited to:
                      Automatic Call Back; Call Trace; Caller ID and Related Blocking Features; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

           (A)2.3 "Basic Exchange Telecommunications Service" means a service offered to end users which provides the end user with a telephonic connection to, and a unique local telephone number address on the public switched telecommunications network, and which enables such end user to generally place calls to, or receive calls from, other stations on the public switched telecommunications network.

                                                                          Part A
                                                                   General Terms

                      Basic residence and business line services are Basic Exchange Telecommunications Services. As used solely in the context of this statement and unless otherwise agreed, Basic Exchange Telecommunications Service includes access to ancillary services such as 911, directory assistance and operator services.

           (A)2.4 "Commission" means the Public Service Commission in the state of Wyoming.

           (A)2.5 "Enhanced Services" means any service offered over common carrier transmission facilities that employ computer processing applications that act on format, content, code, protocol or similar aspects of the subscriber's transmitted information; that provide the subscriber with additional, different or restructured information; or involve end user interaction with stored information.

           (A)2.6 "Interconnect & Resale Resource Guide" is a USW document that provides essential information needed to request services available under this Agreement. It is available on USW's Web site.

           (A)2.7 "Interexchange Carrier" or "IXC" means a carrier that provides interLATA or IntraLATA Toll services.

           (A)2.8 "IntraLATA Toll" is defined in accordance with USW's current intraLATA toll serving areas, as determined by the Federal Communications Commission.

           (A)2.9 "Local Exchange Carrier" or "LEC" means any person that is engaged in the provision of telephone exchange service or exchange access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 332(c) of the Act, except to the extent that the FCC finds that such service should be included in the definition of such term.

           (A)2.10 "Party" means either USW or RESELLER and "Parties" means USW and RESELLER.

           (A)2.11 "Reseller" is a category of local exchange service provider that obtains dial tone and associated Telecommunications Services from another provider through the purchase of finished services for resale to its end users.

           (A)2.12 "Tariff" as used throughout this Agreement refers to USW interstate Tariffs and state Tariffs, price lists, price schedules and catalogs.

           (A)2.13 "Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Act). A Telecommunications Carrier shall be treated as a common carrier under the Act only to the extent that it is engaged in providing Telecommunications Services, except that the Federal Communications Commission shall determine whether the provision of fixed and mobile satellite service shall be treated as common carriage.

                                                                          Part A
                                                                   General Terms

           (A)2.14 "Telecommunications Services" means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

           (A)2.15 Terms not otherwise defined here, but defined in the Act shall have the meaning defined there. Where a term is defined in the regulations implementing the Act but not in this Agreement, the Parties do not necessarily intend to adopt the definition as set forth in said regulations.

(A)3.      TERMS AND CONDITIONS

           (A)3.1     GENERAL PROVISIONS

                      (A)3.1.1 Each Party is solely responsible for the services it provides to its end users and to other Telecommunications Carriers.

                      (A)3.1.2 The Parties shall work cooperatively to minimize fraud associated with intra-LATA toll, third-number billed calls, and any other services related to this Agreement.

                      (A)3.1.3 Nothing in this Agreement shall prevent either Party from seeking to recover the costs and expenses, if any, it may incur in (a) complying with and implementing its obligations under this Agreement, the Act, and the rules, regulations and orders of the FCC and the Commission, and (b) the development, modification, technical installation and maintenance of any systems or other infrastructure which it requires to comply with and to continue complying with its responsibilities and obligations under this Agreement.

           (A)3.2     TERM OF AGREEMENT

                      This Agreement shall become effective upon Commission approval, pursuant to Sections 251 and 252 of the Act, shall terminate on April 10, 2002, and shall be binding upon the Parties during that term, notwithstanding Section 252(i) of the Act. After the date specified above, this Agreement shall continue in force and effect until terminated by either Party providing one hundred sixty
                      (160) days written notice of termination to the other Party. The day the notice is served will determine the starting point for a 160-day negotiation period (in accordance with 252(b)1 of the Act. In the event of such termination, existing or pending service arrangements made available under this Agreement shall continue in total without interruption under either a) a new or adoption agreement executed by the Parties, or b) tariff terms and conditions generally available to all resellers.

                      (A)3.2.1 If the Parties are unable to negotiate a new agreement during the negotiation period described above, the window of opportunity to file for arbitration to resolve outstanding contractual issues in accordance with the Act will occur between days 135 and 160 of the 160 day notice period.

                      (A)3.2.2 If the Parties are able to reach agreement, this Agreement shall continue for the brief period of time needed to secure the

                                                                          Part A
                                                                   General Terms

                                 Commission's approval of an adoption agreement or a new resale agreement. In the case of Section (A)3.2.1, this Agreement will expire on the termination date specified in the one hundred sixty (160) day notice referenced above, unless a petition for arbitration has been filed, but if such a petition has been filed then this Agreement shall continue for the period necessary for the Commission to act and resolve the disputed issues so that the Parties will have an effective resale agreement.

           (A)3.3     PROOF OF AUTHORIZATION

                      Where so indicated in specific sections of this Agreement, each party shall be responsible for obtaining and having in its possession Proof of Authorization ("POA"). POA shall consist of verification of the end user's selection and authorization adequate to document the end user's selection.. Such selection may be obtained in the following ways:

                      (A)3.3.1   The end user's written Letter of Authorization.

                      (A)3.3.2 The end user's electronic authorization by use of an 1-8XX number.

                      (A)3.3.3 The end user's oral authorization verified by an independent third party (with third party verification as POA).

                      The Parties shall make POAs available to each other upon request, in accordance with the applicable laws and rules. Unless prohibited by applicable laws or regulations, a charge of $100.00 ("slamming charge") will be assessed if the POA cannot be provided supporting the change in service provider. If there is a conflict between the end user designation and the other Party's written evidence of its authority, the Parties shall honor the designation of the end user and change the end user back to the previous service provider.

           (A)3.4     PAYMENT

                      (A)3.4.1 Amounts payable under this Agreement are due and payable within thirty (30) calendar days after the date of USW`s invoice, or within twenty (20) days after receipt of the invoice, whichever is later. If the payment due date is not a Business Day, the payment shall be made the next Business Day..

                                 USW may discontinue processing orders for the failure by RESELLER to make full payment for the services provided under this Agreement within thirty (30) days of the due date on RESELLER's bill.

                                 USW may disconnect for the failure by RESELLER to make full payment for the services provided under this Agreement within sixty (60) days of the due date on RESELLER's bill. RESELLER will pay the Tariff charge required to reconnect each end user line disconnected pursuant to this paragraph.

                                                                          Part A
                                                                   General Terms

                      (A)3.4.2 Should RESELLER dispute, in good faith, any portion of the monthly billing under this Agreement, RESELLER will notify USW in writing within thirty (30) calendar days of the receipt of such billing, identifying the amount, reason and rationale of such dispute. RESELLER shall pay all amounts due. Both RESELLER and USW agree to expedite the investigation of any disputed amounts in an effort to resolve and settle the dispute prior to initiating any other rights or remedies. Should the dispute be resolved in RESELLER's favor and the resolved amount did not appear as a credit on RESELLER's next invoice from USW, USW will reimburse RESELLER the resolved amount plus interest from the date of payment. The amount of interest will be calculated using the late payment factor that would have applied to such amount had it not been paid on time.

                      (A)3.4.3 USW will determine RESELLER's credit status based on previous payment history with USW or credit reports such as Dun and Bradstreet. If RESELLER has not established satisfactory credit with USW or if RESELLER is repeatedly delinquent in making its payments, USW may require a deposit to be held as security for the payment of charges. "Repeatedly delinquent" means being thirty (30) calendar days or more delinquent for three (3) consecutive months. The deposit may not exceed the estimated total monthly charges for a two (2) month period. The deposit may be a surety bond, a letter of credit with terms and conditions acceptable to USW or some other form of mutually acceptable security such as a cash deposit. Required deposits are due and payable within ten (10) calendar days after demand in accordance with Commission requirements.

                      (A)3.4.4 Interest will be paid on cash deposits at the rate applying to deposits under applicable Commission rules, regulations, or Tariffs. Cash deposits and accrued interest will be credited to RESELLER's account or refunded, as appropriate, upon the earlier of the termination of this Agreement or the establishment of satisfactory credit with USW, which will generally be one (1) full year of timely payments in full by RESELLER. The fact that a deposit has been made does not relieve RESELLER from any requirements of this Agreement.

                      (A)3.4.5 USW may review RESELLER's credit standing and modify the amount of deposit required.

                      (A)3.4.6 The late payment charge for amounts that are billed under this Agreement shall be in accordance with state Tariffs/Commission Rules and Orders.

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                                                                          Part A
                                                                   General Terms

           (A)3.5     TAXES

                      Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted to pass along to the purchasing Party such taxes, fees or surcharges), except for any tax on either Party's corporate existence, status or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Until such time as a resale tax exemption certificate is provided, no exemptions will be applied.

           (A)3.6     FORCE MAJEURE

                      Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers (collectively, a "Force Majeure Event"). The Party affected by a Force Majeure Event shall give prompt notice to the other Party, shall be excused from performance of its obligations hereunder on a day to day basis to the extent those obligations are prevented by the Force Majeure Event, and shall use reasonable efforts to remove or mitigate the Force Majeure Event. In the event of a labor dispute or strike the Parties agree to provide service to each other at a level equivalent to the level they provide themselves.

           (A)3.7     LIMITATION OF LIABILITY

                      (A)3.7.1 Except for losses relating to or arising out of any act or omission in its performance of services or functions provided under this Agreement, each Party shall be liable to the other for direct damages for any loss, defect or equipment failure resulting from the causing Party's conduct or the conduct of its agents or contractors in performing the obligations contained in this Agreement.

                      (A)3.7.2 Neither Party shall be liable to the other for indirect, incidental, consequential, or special damages, including (without limitation) damages for lost profits, lost revenues, lost savings suffered by the other Party regardless of the form of action, whether in contract, warranty, strict liability, tort, including (without limitation) negligence of any kind and regardless of whether the Parties know the possibility that such damages could result.

                                                                          Part A
                                                                   General Terms

                      (A)3.7.3 Except for indemnity obligations, each Party's liability to the other Party for any loss relating to or arising out of any act or omission in its performance of services or functions provided under this Agreement, whether in contract or in tort, shall be limited to the total amount that is or would have been charged to the other Party by such breaching Party for the service(s) or function(s) not performed or improperly performed.

                      (A)3.7.4 Nothing contained in this Section shall limit either Party's liability to the other for intentional, malicious misconduct.

                      (A)3.7.5 Nothing contained in this Section shall limit either Party's obligations of indemnification as specified in the Indemnity Section of this Agreement.

                      (A)3.7.6 Neither Party shall be liable to the other under any theory including indemnity on account of such Party's failure or neglect to have or maintain a system or systems that are Year 2000 compliant. As the Parties approach the Year 2000, date information associated with any interfaces between the Parties is expected to remain as it is.

           (A)3.8     INDEMNITY

                      (A)3.8.1 With respect to third party claims, the Parties agree to indemnify each other as follows:

                                 (A)3.8.1.1 Except for claims made by end users
                                            of one Party against the other
                                            Party, which claims are based on
                                            defective or faulty services
                                            provided by the other Party to the
                                            one Party, each of the Parties agree
                                            to release, indemnify, defend and
                                            hold harmless the other Party and
                                            each of its officers, directors,
                                            employees and agents (each an
                                            "Indemnitee") from and against and
                                            in respect of any loss, debt,
                                            liability, damage, obligation,
                                            claim, demand, judgment or
                                            settlement of any nature or kind,
                                            known or unknown, liquidated or
                                            unliquidated including, but not
                                            limited to, costs and attorneys'
                                            fees, whether suffered, made,
                                            instituted, or asserted by any other
                                            party or person, for invasion of
                                            privacy, personal injury to or death
                                            of any person or persons, or for
                                            loss, damage to, or destruction of
                                            property, whether or not owned by
                                            others, resulting from the
                                            indemnifying Party's performance,
                                            breach of applicable law, or status
                                            of its employees, agents and
                                            subcontractors; or for failure to
                                            perform under this Agreement,
                                            regardless of the form of action.

                                 (A)3.8.1.2 Where the third party claim is made
                                            by (or through) an end user of one
                                            Party against the other Party, which

                                                                          Part A
                                                                   General Terms

                                            claim is based on defective or
                                            faulty services provided by the
                                            other Party to the one Party then
                                            there shall be no obligation of
                                            indemnity unless the act or omission
                                            giving rise to the defective or
                                            faulty services is shown to be
                                            intentional, malicious misconduct of
                                            the other Party.

                                 (A)3.8.1.3 If the claim is made by (or through)
                                            an end user and where a claim is in
                                            the nature of a claim for invasion
                                            of privacy, libel, slander, or other
                                            claim based on the content of a
                                            transmission, and it is made against
                                            a Party who is not the immediate
                                            provider of the Telecommunications
                                            Service to the end user (the
                                            indemnified provider), then in the
                                            absence of fault or neglect on the
                                            part of the indemnified provider,
                                            the Party who is the immediate
                                            seller of such Telecommunications
                                            Service shall indemnify, defend and
                                            hold harmless the indemnified
                                            provider from such claim.

                      (A)3.8.2 The indemnification provided herein shall be conditioned upon:

                                 (A)3.8.2.1 The indemnified Party shall promptly
                                            notify the indemnifying Party of any
                                            action taken against the indemnified
                                            Party relating to the
                                            indemnification. Failure to so
                                            notify the indemnifying Party shall
                                            not relieve the indemnifying Party
                                            of any liability that the
                                            indemnifying Party might have,
                                            except to the extent that such
                                            failure prejudices the indemnifying
                                            Party's ability to defend such
                                            claim.

                                 (A)3.8.2.2 The indemnifying Party shall have
                                            sole authority to defend any such
                                            action, including the selection of
                                            legal counsel, and the indemnified
                                            Party may engage separate legal
                                            counsel only at its sole cost and
                                            expense.

                                 (A)3.8.2.3 In no event shall the indemnifying
                                            Party settle or consent to any
                                            judgment pertaining to any such
                                            action without the prior written
                                            consent of the indemnified Party.

           (A)3.9     INTELLECTUAL PROPERTY

                      (A)3.9.1 Each Party hereby grants to the other Party the limited, personal and nonexclusive right and license to use its patents, copyrights and trade secrets but only to the extent necessary to implement this Agreement or specifically required by the then applicable federal and state rules and regulations relating to Interconnection and access to telecommunications facilities and services, and for no other purposes. Nothing in this Agreement shall be construed as the grant to the other Party of any rights or licenses to trademarks.

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                                                                          Part A
                                                                   General Terms

                      (A)3.9.2 The rights and licenses above are granted "AS IS" and the other Party's exercise of any such right and license shall be at the sole and exclusive risk of the other Party. Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other based on or arising from any claim, demand, or proceeding (hereinafter "claim") by any third party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision of any facilities by either Party under this Agreement constitutes infringement, or misuse or misappropriation of any patent, copyright, trade secret, or any other proprietary or intellectual property right of any third party.

                      (A)3.9.3 As a condition to the access or use of patents, copyrights, trade secrets and other intellectual property (including software) owned or controlled by a third party to the extent necessary to implement this Agreement or specifically required by the then applicable federal and state rules and regulations relating to Interconnection and access to telecommunications facilities and services, the Party providing access may require the other, upon written notice, from time to time, to obtain a license or permission for such access or use, make all payments in connection with obtaining such license, and provide evidence of such license.

                      (A)3.9.4 Except as expressly provided in this Intellectual Property Section, nothing in this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, logo, trademark, trade name, trade secret or any other intellectual property right now or hereafter owned, controlled or licensable by either Party. Neither Party may use any patent, copyright, logo, trademark, trade name, trade secret or other intellectual property rights of the other Party or its affiliates without execution of a separate agreement between the Parties.

                      (A)3.9.5 Neither Party shall without the express written permission of the other Party, state or imply that: 1) it is connected, or in any way affiliated with the other or its affiliates, 2) it is part of a joint business association or any similar arrangement with the other or its affiliates, 3) the other Party and its affiliates are in any way sponsoring, endorsing or certifying it and its goods and services, or
                                 4) With respect to its advertising or
                                 promotional activities or materials, that the resold goods and services are in any way associated with or originated from the other or any of its affiliates. Nothing in this paragraph shall prevent either Party from truthfully describing the network elements it uses to provide service to its end users, provided

                                                                          Part A
                                                                   General Terms

                                 it does not represent the network elements as originating from the other Party or its affiliates.

                      (A)3.9.6 For purposes of resale only and notwithstanding the above, unless otherwise prohibited by USW pursuant to an applicable provision herein, RESELLER may use the phrase "RESELLER is a reseller of U S WEST Communication & services" (the "Authorized Phrase") in RESELLER's printed materials provided:

                                 (A)3.9.6.1 The Authorized Phrase is not used in
                                            connection with any goods or
                                            services other than USW services
                                            resold by RESELLER.

                                 (A)3.9.6.2 RESELLER's use of the Authorized
                                            Phrase does not cause end users to
                                            believe that RESELLER is USW.

                                 (A)3.9.6.3 RESELLER may not use the U S WEST
                                            logo. The Authorized Phrase, when
                                            displayed, appears only in text form
                                            with all letters being the same font
                                            and point size. The point size of
                                            the Authorized Phrase shall be no
                                            greater than one fourth the point
                                            size of the smallest use of
                                            RESELLER's name and in no event
                                            shall exceed 8 point size.

                                 (A)3.9.6.4 RESELLER shall provide all printed
                                            materials using the Authorized
                                            Phrase to USW for its prior written
                                            approval.

                                 (A)3.9.6.5 If USW determines that RESELLER's
                                            use of the Authorized Phrase causes
                                            end user confusion, USW may
                                            immediately terminate RESELLER's
                                            right to use the Authorized Phrase.

                                 (A)3.9.6.6 Upon termination of RESELLER's right
                                            to use the Authorized Phrase or
                                            termination of this Agreement, all
                                            permission or right to use the
                                            Authorized Phrase shall immediately
                                            cease to exist and RESELLER shall
                                            immediately cease any and all such
                                            use of the Authorized Phrase.
                                            RESELLER shall either promptly
                                            return to USW or destroy all
                                            materials in its possession or
                                            control displaying the Authorized
                                            Phrase.

                      (A)3.9.7   RESELLER acknowledges the value of the marks
                                 "U S WEST" and "U S WEST Communications" (the "Marks") and the goodwill associated therewith and acknowledges that such goodwill is a property right belonging to U S WEST, Inc. and USW respectively (the "Owners"). RESELLER recognizes that nothing contained in this Agreement is intended as an assignment or grant to RESELLER of any right, title or interest in or to the Marks and that this Agreement does not confer any right or license to grant sublicenses or permission to third parties to use the Marks and is not assignable.

                                                                          Part A
                                                                   General Terms

                                 RESELLER will do nothing inconsistent with the Owner's ownership of the Marks, and all rights, if any, that may be acquired by use of the Marks shall inure to the benefit of the Owners. RESELLER will not adopt, use (other than as authorized herein), register or seek to register any mark anywhere in the world which is identical or confusingly similar to the Marks or which is so similar thereto as to constitute a deceptive colorable imitation thereof or to suggest or imply some association, sponsorship, or endorsement by the Owners. The Owners make no warranties regarding ownership of any rights in or the validity of the Marks.

           (A)3.10    WARRANTIES

                      NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES AGREE THAT NEITHER PARTY HAS MADE, AND THAT THERE DOES NOT EXIST, ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

           (A)3.11    ASSIGNMENT

                      (A)3.11.1 Neither Party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign or transfer this Agreement to a corporate affiliate or an entity under its common control; however, if RESELLER's assignee or transferee has an interconnection agreement with USW, no assignment or transfer of this Agreement shall be effective without the prior written consent of USW. Such consent shall include appropriate resolutions of conflicts and discrepancies between the assignee's or transferee's interconnection agreement and this Agreement. Any attempted assignment or transfer that is not permitted is void AB INITIO. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

                      (A)3.11.2 Without limiting the generality of the foregoing subsection, any merger, dissolution, consolidation or other reorganization of RESELLER, or any sale, transfer, pledge or other disposition by RESELLER of securities representing more than 50% of the securities entitled to vote in an election of RESELLER's board of directors or other similar governing body, or any sale, transfer, pledge or other disposition by RESELLER of substantially all of its assets, shall be deemed a transfer of control. If any entity, other than RESELLER, involved in such merger, dissolution, consolidation, reorganization, sale, transfer, pledge or other disposition of RESELLER has an interconnection agreement with USW. the Parties

                                                                          Part A
                                                                   General Terms

                                 agree that only one agreement, either this Agreement or the interconnection agreement of the other entity, will remain valid. All other interconnection agreements will be terminated. The Parties agree to work together to determine which interconnection agreement should remain valid and which should terminate. In the event the Parties cannot reach agreement on this issue, the issue shall be resolved through the Dispute Resolution process contained in this Agreement.

           (A)3.12    DEFAULT

                      If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other material provision of this Agreement, and such default or violation shall continue for thirty (30) calendar days after written notice thereof, the other Party may seek relief in accordance with the Dispute Resolution provision of this Agreement. The failure of either Party to enforce any of the provisions of this Agreement or the waiver thereof in any instance shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall, nevertheless, be and remain in full force and effect.

           (A)3.13    DISCLAIMER OF AGENCY

                      Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

           (A)3.14    NONDISCLOSURE

                      (A)3.14.1 All information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with end user specific, facility specific, or usage specific information, other than end user information communicated for the purpose of providing directory assistance or publication of directory database, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary", or
                                 (iii) communicated and declared to the
                                 receiving Party at the time of delivery, or by written notice given to the receiving Party within ten (10) calendar days after delivery, to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the

                                                                          Part A
                                                                   General Terms

                                 disclosing Party. A Party who receives
                                 Proprietary Information via an oral
                                 communication may request written confirmation that the material is Proprietary Information. A Party who delivers Proprietary Information via an oral communication may request written confirmation that the Party receiving the information understands that the material is Proprietary Information.

                      (A)3.14.2 Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the receiving Party may retain one copy for archival purposes.

                      (A)3.14.3 Each Party shall keep all of the other Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only in connection with this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

                      (A)3.14.4 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information as:

                                 (A)3.14.4.1 was at the time of receipt already
                                             known to the receiving Party free
                                             of any obligation to keep it
                                             confidential evidenced by written
                                             records prepared prior to delivery
                                             by the disclosing Party; or

                                 (A)3.14.4.2 is or becomes publicly known
                                             through no wrongful act of the
                                             receiving Party; or

                                 (A)3.14.4.3 is rightfully received from a third
                                             person having no direct or indirect
                                             secrecy or confidentiality
                                             obligation to the disclosing Party
                                             with respect to such information;
                                             or

                                 (A)3.14.4.4 is independently developed by an
                                             employee, agent, or contractor of
                                             the receiving Party which
                                             individual is not involved in any
                                             manner with the provision of
                                             services pursuant to the Agreement
                                             and does not have any direct or
                                             indirect access to the Proprietary
                                             Information; or

                                 (A)3.14.4.5 is disclosed to a third person by
                                             the disclosing Party without
                                             similar restrictions on such third
                                             person's rights; or

                                 (A)3.14.4.6 is approved for release by written
                                             authorization of the disclosing
                                             Party; or

                                 (A)3.14.4.7 is required to be made public by
                                             the receiving Party pursuant to
                                             applicable law or regulation
                                             provided that

                                                                          Part A
                                                                   General Terms

                                            the receiving Party shall give
                                            sufficient notice of the requirement
                                            to the disclosing Party to enable
                                            the disclosing Party to seek
                                            protective orders.

                      (A)3.14.5 Nothing herein is intended to prohibit a Party from supplying factual information about its network and Telecommunications Services on or connected to its network to regulatory agencies including the Federal Communications Commission and the Commission so long as any confidential obligation is protected.

                      (A)3.14.6 Effective Date Of This Section. Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement.

           (A)3.15    SURVIVAL

                      Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this Agreement; any obligation of a Party under the provisions regarding indemnification, Confidential or Proprietary Information, limitations of liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive (or to be performed after) termination of this Agreement, shall survive cancellation or termination hereof.

           (A)3.16    DISPUTE RESOLUTION

                      (A)3.16.1 If any claim, controversy or dispute between the Parties, their agents, employees, officers, directors or affiliated agents should arise, and the Parties do not resolve it in the ordinary course of their dealings (the "Dispute"), then it shall be resolved in accordance with the dispute resolution process set forth in this Section. Each notice of default, unless cured within the applicable cure period, shall be resolved in accordance herewith.

                      (A)3.16.2 At the written request of either Party, and prior to any other formal dispute resolution proceedings, each Party shall designate an officer-level employee, at no less than the vice president level, to review, meet, and negotiate, in good faith, to resolve the Dispute. The Parties intend that these negotiations be conducted by non-lawyer, business representatives, and the locations, format, frequency, duration, and conclusions of these discussions shall be at the discretion of the representatives. By mutual agreement, the representatives may use other procedures, such as mediation, to assist in these negotiations. The discussions and correspondence among the representatives for the purposes of these negotiations shall be treated as Confidential Information developed for purposes of settlement, and shall be exempt from discovery and production, and

                                                                          Part A
                                                                   General Terms

                                 shall not be admissible in any subsequent arbitration or other proceedings without the concurrence of both of the Parties.

                      (A)3.16.3 If the vice-presidential level representatives have not reached a resolution of the Dispute within thirty (30) calendar days after the matter is referred to them, then either Party may demand that the Dispute be settled by Arbitration. Such an arbitration proceeding shall be conducted by a single arbitrator, knowledgeable about the telecommunications industry. The arbitration proceedings shall be conducted under the then current rules of the American Arbitration Association ("AAA"). The Federal Arbitration Act, 9 U.S.C. Sections 1-16, not state law, shall govern the arbitrability of the Dispute. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA rules shall apply. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Each Party shall bear its own costs and attorneys' fees, and shall share equally in the fees and expenses of the arbitrator. The arbitration proceedings shall occur in the Denver, Colorado metropolitan area. It is acknowledged that the Parties, by mutual, written agreement, may change any of these arbitration practices for a particular, some, or all Dispute(s).

                      (A)3.16.4 Should it become necessary to resort to court proceedings to enforce a Party's compliance with the dispute resolution process set forth herein, and the court directs or otherwise requires compliance herewith, then all of the costs and expenses, including its reasonable attorney fees, incurred by the Party requesting such enforcement shall be reimbursed by the non-complying Party to the requesting Party.

                      (A)3.16.5 No Dispute, regardless of the form of action, arising out of this Agreement, may be brought by either Party more than two (2) years after the cause of action accrues.

           (A)3.17    CONTROLLING LAW

                      This Agreement was negotiated by the Parties in accordance with the terms of the Act and the laws of the state where service is provided hereunder. It shall be interpreted solely in accordance with the terms of the Act and the applicable state law in the state where the service is provided.

           (A)3.18    JOINT WORK PRODUCT

                      This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

                                                                          Part A
                                                                   General Terms

           (A)3.19    RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION

                      Neither Party shall be liable to the other for any costs whatsoever resulting from the presence or release of any environmental hazard that either Party did not introduce to the affected work location. Both Parties shall defend and hold harmless the other, its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) any environmental hazard that the indemnifying Party, its contractors or agents introduce to the work locations or (ii) the presence or release of any environmental hazard for which the indemnifying Party is responsible under applicable law.

           (A)3.20    NOTICES

                      Any notices required by or concerning this Agreement shall be sent to the Parties at the addresses shown below:

                      USW
                      Director Interconnection Compliance
                      1801 California, Room 2410
                      Denver, CO 80202

                      With copy to:
                      U S WEST Law Department
                      Attention: General Counsel, Interconnection
                      1801 California Street, 51st Floor
                      Denver, CO 80202

                      RESELLER
                      John Duffy
                      Peter Mills
                      3 Burlington Woods Drive
                      4th Floor
                      Burlington, MA 01803
                      Phone: 781-229-9599, ext. 136
                      Fax: 781-229-9499
                      E-mail: jduffy@essential.com

                      Each Party shall inform the other of any changes in the above addresses.

           (A)3.21    RESPONSIBILITY OF EACH PARTY

                      Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. Each Party will be solely responsible for proper handling, storage, transport and disposal at its

                                                                          Part A
                                                                   General Terms

                      own expense of all (i) substances or materials that it or its contractors or agents bring to, create or assume control over at work locations or, (ii) waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the work locations. Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party shall be responsible for (i) its own acts and performance of all obligations imposed by applicable law in connection with its activities, legal status and property, real or personal and, (ii) the acts of its own affiliates, employees, agents and contractors during the performance of that Party's obligations hereunder.

           (A)3.22    NO THIRD PARTY BENEFICIARIES

                      This Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

           (A)3.23    REFERENCED DOCUMENTS

                      All references to Sections shall be deemed to be references to Sections of this Agreement unless the context shall otherwise require. Whenever any provision of this Agreement refers to a technical reference, technical publication, RESELLER practice, USW practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of such document that is in effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, RESELLER practice, USW practice, or publication of industry standards. USW will not implement changes in the most recent version or edition in the documents described above when such changes are optional. The existing configuration of either Party's network may not be in immediate compliance with the latest release of applicable referenced documents.

           (A)3.24    PUBLICITY

                      Neither Party shall publish or use any publicity materials with respect to the execution and delivery or existence of this Agreement without the prior written approval of the other Party.

           (A)3.25    AMENDMENT

                      RESELLER and USW may mutually agree to amend this Agreement in writing. Since it is possible that amendments to this Agreement may be needed to fully satisfy the purposes and objectives of this Agreement, the Parties agree to work cooperatively, promptly and in good faith to negotiate and implement any such additions, changes and corrections to this Agreement.

                                                                          Part A
                                                                   General Terms

           (A)3.26    EXECUTED IN COUNTERPARTS

                      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original; but such counterparts shall together constitute one and the same instrument.

           (A)3.27    HEADINGS OF NO FORCE OR EFFECT

                      The headings of Sections of this Agreement are for convenience of reference only, and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

           (A)3.28    REGULATORY APPROVAL

                      The Parties understand and agree that this Agreement will be filed with the Commission for approval. In the event the Commission rejects any portion of this Agreement, renders it inoperable or creates an ambiguity that requires further amendment, the Parties agree to meet and negotiate in good faith to arrive at a mutually acceptable modification.

           (A)3.29    COMPLIANCE

                      Each Party shall comply with all federal, state, and local laws, rules and regulations applicable to its performance under this Agreement. Without limiting the foregoing, USW and RESELLER agree to take all action necessary to keep and maintain in full force and effect all permits, licenses, certificates, insurance, and other authorities needed to perform their respective obligations hereunder.

           (A)3.30 COMPLIANCE WITH THE COMMUNICATIONS ASSISTANCE FOR LAW ENFORCEMENT ACT OF 1994 ("CALEA")

                      Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with CALEA. Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the noncompliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

           (A)3.31    COOPERATION

                      The Parties agree that this Agreement involves the provision of USW services in ways such services were not previously available and the introduction of new processes and procedures to provide and bill such services. Accordingly, the Parties agree to work jointly and cooperatively in testing and implementing processes for pre-ordering, ordering, maintenance, provisioning and billing and in reasonably resolving issues which result from such implementation on a timely basis. Electronic processes and procedures are addressed in Part D of this Agreement.

                                                                         Part A
                                                                   General Terms

           (A)3.32    AVAILABILITY OF OTHER AGREEMENTS

                      With regard to the availability of other agreements, the Parties agree that the provisions of Section 252(i) of the Act shall apply, including state and federal, Commission and court interpretive regulations and decisions in effect from time to time.

                                                                          Part B
                                                                          Resale

                                PART B - RESALE

(B)1.      DESCRIPTION

           (B)1.1 Pursuant to the Act and this Part B, USW shall offer for resale at wholesale rates any Telecommunications Services it provides to end users who are not Telecommunications Carriers including terms and conditions (except prices) in the USW Tariffs, where applicable. RESELLER may obtain intraLATA toll service from USW for resale or RESELLER has the option to self-provision intraLATA toll or to obtain intraLATA toll for resale from another provider.

           (B)1.2 The Parties agree that certain USW services are not available for resale under this Agreement and certain other USW services are available for resale but not at a discount, as identified in Part E or in individual state Tariffs. The availability of services and applicable discounts identified in Part E or in individual Tariffs are subject to change pursuant to the Rates and Charges sub-section of this Resale section.

(B)2.     TERMS AND CONDITIONS

           (B)2.1 Basic Exchange Telecommunications Service, Basic Exchange Features, Private Line Service, Frame Relay Service and intraLATA Toll may be resold only for their intended or disclosed use and only to the same class of end user to which USW sells such services (e.g., residence service may not be resold to business end users). Service provided directly to RESELLER for its own use, such as administrative services, must be identified by RESELLER and RESELLER must pay the full retail rates and prices for such services.

           (B)2.2 USW shall provide to RESELLER Telecommunications Services for resale that are at least equal in quality, and in substantially the same time and manner that USW provides these services to others, including other Resellers and end users, and in accordance with any applicable Commission service quality standards, including standards the Commission may impose pursuant to Section 252 (e)(3) of the Act.

           (B)2.3 In the event that there are existing agreements between RESELLER and USW for resale under USW retail Tariff discounts, RESELLER may elect to continue to obtain services for resale under the existing agreements and retail Tariff discounts or RESELLER may elect to terminate such existing agreements and obtain such services under this Agreement with the associated wholesale discount specified in Part E of this Agreement.

           (B)2.4 In accordance with the Act, RESELLER will provide the date it will begin to offer Telecommunications Services to residential and business end users. RESELLER will provide a two (2) year forecast within ninety (90) calendar days of signing this Agreement The forecast shall be updated and provided to USW on a annual basis or as requested by USW. Each forecast will provide:

                                                                          Part B
                                                                          Resale

                      - The date service will be offered (by city and/or state)
                      - The type and quantity of service(s) which will be
                        offered
                      - RESELLER's anticipated number of service orders
                      - Name of RESELLER's key contact personnel

                      The information provided pursuant to this paragraph shall be considered Proprietary Information under the Nondisclosure Section of this Agreement.

           (B)2.5 RESELLER may not reserve blocks of USW telephone numbers, except as allowed by Tariffs.

           (B)2.6 USW will accept at no charge one primary listing for each main telephone number belonging to RESELLER's end user based on end user information provided to USW by RESELLER. USW will place RESELLER's listings in USW's directory listing database for directory assistance purposes. Additional terms and conditions with respect to directory listings are described in Part C of this Agreement.

           (B)2.7 USW shall provide to RESELLER, for RESELLER's end users, E911/911 call routing to the appropriate Public Safety Answering Point ("PSAP"). USW shall not be responsible for any failure of RESELLER to provide accurate end user information for listings in any databases in which USW is required to retain and/or maintain end user information. USW shall provide and validate RESELLER's end user information to the Automatic Location Identification/ Database Management System ("ALI/DMS"). USW shall use its standard process to update and maintain, on the same schedule that it uses for its end users, RESELLER's end user service information in the ALI/DMS used to support E911/911 services. USW assumes no liability for the accuracy of information provided by RESELLER.

           (B)2.8 If USW provides and RESELLER accepts operator services, directory assistance, and intraLATA long distance as a part of the resold line, it will be offered with standard USW branding. RESELLER is not permitted to alter the branding of these services in any manner when the services are a part of the resold line without the prior written approval of USW. However, at the request of RESELLER and where technically feasible, USW will rebrand operator services and directory assistance in RESELLER's name, provided the charges associated with such rebranding are paid by RESELLER.

           (B)2.9     RESELLER shall designate the Primary Interexchange Carrier
                      (PIC) assignments on behalf of its end users for interLATA services and intraLATA services.

           (B)2.10 When end users switch from USW to RESELLER, or to RESELLER from any other Reseller, and if they do not change their service address to an address served by a different Central Office, such end users shall be permitted to retain their current telephone numbers if they so desire. USW shall take no action to prevent RESELLER end users from retaining their current telephone numbers.

                                                                          Part B
                                                                          Resale

           (B)2.11 RESELLER is liable for all fraud associated with service to its end-users and accounts. USW takes no responsibility, will not investigate, and will make no adjustments to RESELLER's account in cases of fraud unless such fraud is the result of any intentional act or gross negligence of USW. Notwithstanding the above, if USW becomes aware of potential fraud with respect to RESELLER's accounts, USW will promptly inform RESELLER and, at the direction of RESELLER, take reasonable action to mitigate the fraud where such action is possible.

           (B)2.12 Resold services are available only where facilities currently exist and are capable of providing such services without construction of additional facilities or enhancement of existing facilities. However, if RESELLER requests that facilities be constructed or enhanced to provide resold services, USW will review such requests on a case-by-case basis and determine if it is economically feasible for USW to build or enhance facilities. If USW decides to build or enhance the requested facilities, USW will develop and provide to RESELLER a price quote for the construction. Construction charges associated with resold services will be applied in the same manner that construction charges apply to USW's retail end users. If the quote is accepted, RESELLER will be billed the quoted price and construction will commence after receipt of payment.

           (B)2.13 In the event USW terminates the provisioning of any resold services to RESELLER for any reason, including RESELLER's non-payment of charges, RESELLER shall be responsible for providing any and all necessary notice to its end users of the termination. In no case shall USW be responsible for providing such notice to RESELLER's end users. USW will provide notice to RESELLER of USW's termination of a resold service on a timely basis consistent with Commission rules and notice requirements.

           (B)2.14 The underlying network provider of a resold service shall be entitled to receive, from the purchaser of Switched Access, the appropriate access charges pursuant to its then effective Switched Access Tariff.

           (B)2.15 Centrex terms and conditions related to calculation of charges for, and provisioning of common blocks, station lines, and optional features will be based on the Centrex definition of a system and a Reseller's serving location.

                      (B)2.15.1 Where a common block is applicable, a Centrex system is defined by a single common block or multiple common blocks for a single RESELLER within a single Central Office switching system. A common block defines the dialing plan for intercom calling, access to Public Switched Network and/or private facilities, station line and system restrictions and feature access arrangements and functionality. RESELLER may purchase multiple common blocks within a single Central Office switching system when RESELLER requires different dialing plans, feature access arrangements and

                                                                        Part B
                                                                        Resale

                                 station line or system restrictions within a single system operation. A Reseller with multiple common blocks within the same Central Office switch may have Network Access Register and Private Facility trunk groups aggregated across multiple common blocks. Centrex system based optional features (i.e. Automatic Route Selection) may not be aggregated across multiple common blocks. A Centrex system must provide station lines to at least one location and may provide station lines to multiple locations.

                      (B)2.15.2 Centrex station lines are provisioned and charges are calculated based on serving Reseller's location. A location is defined as the site where USW facilities (cable plant from the serving Central Office switch) meet Reseller facilities (inside wire). In a multi-tenant building, USW may bring facilities directly to a single point of interconnection with Reseller facilities, typically in a basement equipment room, which would be considered a single location for this multi-tenant building. Should USW bring service to multiple floors or offices within a multi-tenant building each floor or office with a separate Reseller facilities termination point is considered a location. Multiple buildings within contiguous property (campus) will be provisioned and billed as a single location. Contiguous property is defined as property owned or leased by a single end user and not separated by public thoroughfare, river or railroad rights-of-way. Property will be considered contiguous when connected via connecting passageways or conduit acceptable to USW for its facilities. A Reseller with Centrex station lines from multiple Central Office switching systems, within the same USW Wire Center, and provisioned to the same location will not be charged for service or provisioned as if service was originating from a single Centrex system. For example, station lines may only be aggregated from a single Centrex Reseller system to a single Reseller serving location for rating purposes. RESELLER may not specify a USW Central Office as a RESELLER location for termination of Centrex station lines.

           (B)2.16 Private Line Service used for Special Access is available for resale but not at a discount.

           (B)2.17 DSL Service (such as Megabit Service) is available for resale by RESELLER out of USW's Interstate Tariff, but at no wholesale discount.

(B)3.      RATES AND CHARGES

           (B)3.1 The Telecommunications Services identified in Part E are available for resale at the wholesale discount percentage shown in Part E. Telecommunications

                                                                        Part B
                                                                        Resale

                      Services available for resale but excluded from the wholesale pricing arrangement in this Agreement are available at the retail Tariff rates.

           (B)3.2 The Customer Transfer Charges (CTC) as specified in Part E apply when transferring services to RESELLER.

           (B)3.3 A Subscriber Line Charge (SLC), or any subsequent federally mandated charge to end users, will continue to be paid by RESELLER without discount for each local exchange line resold under this Agreement. All federal and state rules and regulations associated with SLC as found in the applicable Tariffs also apply.

           (B)3.4 RESELLER will pay to USW the PIC change charge without discount for RESELLER end user changes of interexchange or intraLATA carriers. Any change in RESELLER's end users' interexchange or intraLATA carrier must be requested by RESELLER on behalf of its end user.

           (B)3.5 RESELLER agrees to pay USW when its end user activates any services or features that are billed on a per use or per activation basis subject to the applicable discount in Part E as such may be amended pursuant to this Section (e.g., continuous redial, last call return, call back calling, call trace, etc.).

           (B)3.6 Product specific non-recurring charges, as set forth in USW's applicable Tariffs will apply when additional lines, trunks or circuits are added or when the end user adds features or services to existing lines or trunks.

           (B)3.7 Miscellaneous charges, if applicable, will be consistent with charges for equivalent services ordered by USW end users.

           (B)3.8 If the Commission orders additional services to be available for resale, or removes the resale requirement for a service, the Parties agree that they will revise Part E to incorporate the changes required by such order into this Agreement, effective on the date ordered by the Commission. If the Commission indicates those additional services must be available for resale at wholesale discount rates, those additional services will be added to this Agreement at the original Agreement wholesale discount rate. If the Commission, through a cost proceeding, establishes wholesale discount rates and other resale charges to be made generally available to Resellers or establishes a resale Tariff, the Parties agree that they will revise Part E to incorporate the Commission ordered wholesale discount rates and/or other resale charges into this Agreement effective on the date ordered by the Commission.

           (B)3.9 USW shall have a reasonable time to implement system or other changes necessary to bill the Commission ordered rates or charges.

           (B)3.10 If the resold services are purchased pursuant to Tariffs and the Tariff rates change, charges billed to RESELLER for such services will be based on the new Tariff rates less the applicable wholesale discount, if any, as agreed to

                                                                          Part B
                                                                          Resale

                      herein or as established by Commission order and/or resale Tariff. The new rate will be effective upon the Tariff effective date.

(B)4.      ORDERING PROCESS

           (B)4.1 RESELLER, or RESELLER's agent, shall act as the single point of contact for its end users' service needs, including without limitation, sales, service design, order taking, provisioning, change orders, training, maintenance, trouble reports, repair, post-sale servicing, billing, collection and inquiry. RESELLER shall inform its end users that they are end users of RESELLER for resold services. RESELLER's end users contacting USW will be instructed to contact RESELLER; however, nothing in this Agreement, except as provided below, shall be deemed to prohibit USW from discussing its products and services with RESELLER's end users who call USW.

           (B)4.2 RESELLER shall transmit to USW all information necessary for the ordering (billing, listing and other information), installation, repair, maintenance and post-installation servicing according to USW's standard procedures, as described in the USW Interconnect & Resale Resource Guide available on USW's Web site. Information shall be provided using USW`s designated Local Service Request (LSR) format which may include the LSR, end user and resale forms. RESELLER must send USW complete and accurate end user listing information for Directory Assistance, Directory Listings, and 911 Emergency Services using USW's designated resale directory listing order forms. When USW's end user or the end user's new service provider orders the discontinuance of the end user's existing service in anticipation of moving to another service provider, USW will render its closing bill to the end user effective with the disconnection. If another service provider, RESELLER's end user or RESELLER requests that service be discontinued from RESELLER and subsequently USW's service to RESELLER is discontinued USW will issue a bill to RESELLER for that portion of the service provided to RESELLER.. USW will notify RESELLER by FAX, OSS interface or other agreed upon processes, in accordance with the OSS section of this Agreement when an end user moves to another service provider. USW will not provide RESELLER with the name of the other service provider selected by the end user.

           (B)4.3 RESELLER shall provide USW and USW shall provide RESELLER with points of contact for order entry, problem resolution and repair of the resold services.

           (B)4.4 Prior to placing orders on behalf of the end user, RESELLER shall be responsible for obtaining and have in its possession Proof of Authorization ("POA"), as set forth in Part A of this Agreement.

           (B)4.5 Due date interval standards are addressed in the Interconnect & Resale Resource Guide.

           (B)4.6 Firm Order Confirmation (FOC) guidelines are addressed in the Interconnect & Resale Resource Guide.

                                                                          Part B
                                                                          Resale

           (B)4.7 USW will provide completion notification that is equal to that provided to USW end users.

           (B)4.8 USW will provide Design Layout Records when requested under terms and conditions consistent with USW end users.

           (B)4.9 USW will handle jeopardy orders based upon the same performance standards and criteria that USW provides to itself.

(B)5.      BILLING

           (B)5.1 USW shall bill RESELLER and RESELLER is responsible for all applicable charges for the resold services as provided herein. RESELLER shall also be responsible for all Tariffed charges and charges separately identified in this Agreement associated with services that RESELLER resells to an end user under this Agreement.

           (B)5.2 USW shall provide RESELLER, on a monthly basis, within 7-10 calendar days of the last day of the most recent billing period, in an agreed upon standard electronic billing format as detailed in Part D, billing information including (1) a summary bill, and (2) individual end user sub-account information consistent with the samples available for RESELLER review.

(B)6.      MAINTENANCE AND REPAIR

           RESELLER and USW will employ the procedures for handling misdirected repair calls as specified in the Maintenance and Repair Section of this Agreement.

           (B)6.1 USW will maintain facilities and equipment used to provide RESELLER resold services. RESELLER or its end user may not rearrange, move, disconnect, or attempt to repair USW facilities or equipment, other than by connection or disconnection to any interface between USW and the end user, without written consent of USW.

           (B)6.2 Maintenance and repair processes are detailed in the Maintenance and Repair Section of this Agreement.

                                                                         Part C
                                                             Directory Listings

                     PART C - WHITE PAGES DIRECTORY LISTINGS

(C)1.      DESCRIPTION

           White Pages Listings Service (Listings) consists of USW placing the names, addresses and telephone numbers of RESELLER's end users in USW's listing database, based on end user information provided to USW by RESELLER. USW is authorized to use Listings in Directory Assistance (DA) and as noted below.

(C)2.      TERMS AND CONDITIONS

           (C)2.1 RESELLER will provide in standard, mechanized format, and USW will accept at no charge, one primary listing for each main telephone number belonging to RESELLER's end users. Primary listings for RESELLER will include the end user Listings for any resold services or wireless services and are further defined in USW's general exchange Tariffs. RESELLER will be charged for premium and privacy listings, (e.g., additional, foreign, cross reference, informational, etc.), at USW's general exchange listing Tariff rates, less the wholesale discount. If RESELLER utilizes Remote Call Forwarding for local number portability, RESELLER can list only one number without charge - either the end user's original telephone number or RESELLER-assigned number. The standard discounted rate for an additional listing applies to the other number.

           (C)2.2 USW will furnish RESELLER the Listings format specifications. All manual requests are considered a project and require coordination between RESELLER and USW to determine time frames.

           (C)2.3 RESELLER grants USW a non-exclusive license to incorporate Listings information into its Directory Assistance database. With this license USW will incorporate Listings in the DA database.

           (C)2.4 No prior authorization is needed for USW to release Listings to directory publishers or other third parties. USW will incorporate Listings information in all existing and future directory assistance applications developed by USW. RESELLER authorizes USW to sell and otherwise make Listings available to directory publishers. Listings shall not be provided or sold in such a manner as to segregate end users by carrier. USW will not charge for updating and maintaining the Listings database. RESELLER will not receive compensation from USW for any sale of Listings by USW.

           (C)2.5 To the extent that state Tariffs limit USW's liability with regard to Listings, the applicable state Tariff(s) is incorporated herein and supersedes the Limitation of Liability section of this Agreement with respect to Listings only.

                                                                          Part C
                                                              Directory Listings

           (C)2.6 USW is responsible for maintaining Listings, including entering, changing, correcting, rearranging and removing Listings in accordance with RESELLER orders. USW will take reasonable steps in accordance with industry practices to accommodate non-published and non-listed Listings provided that RESELLER has supplied USW the necessary privacy indicators on such Listings.

           (C)2.7 USW will include RESELLER Listings in USW's Directory Assistance service to ensure that callers to USW's Directory Assistance service have non-discriminatory access to RESELLER's Listings.

           (C)2.8 USW will ensure RESELLER Listings provided to USW are included in the white pages directory published on USW`s behalf.

           (C)2.9 RESELLER agrees to provide to USW its end user names, addresses and telephone numbers in a standard mechanized format, as specified by USW.

           (C)2.10 RESELLER will supply its ACNA/CIC or CLCC/OCN, as appropriate, with each order to provide USW the means of identifying Listings ownership.

           (C)2.11 Upon request by USW, RESELLER shall submit proof to USW, of authorization from each end user for which RESELLER submits a change in end user's Listing.

           (C)2.12 RESELLER represents and warrants the end user information provided to USW is accurate and correct. RESELLER further represents and warrants that it has reviewed all Listings provided to USW, including end user requested restrictions on use such as non-published and non-listed. RESELLER shall be solely responsible for knowing and adhering to state laws or rulings regarding Listings (e.g., no solicitation requirements in the states of Arizona and Oregon, privacy requirements in Colorado), and for supplying USW with the applicable Listing information.

           (C)2.13 RESELLER is responsible for all dealings with, and on behalf of, RESELLER's end users, including:

                      (C)2.13.1 All end user account activity, (e.g. end user queries and complaints).

                      (C)2.13.2 All account maintenance activity, (e.g., additions, changes, issuance of orders for Listings to USW).

                      (C)2.13.3 Determining privacy requirements and accurately coding the privacy indicators for RESELLER's end user information. If end user information provided by RESELLER to USW does not contain a privacy indicator, no privacy restrictions will apply.

                                                                          Part C
                                                              Directory Listings

                      (C)2.13.4 Any additional services requested by RESELLER's end users.

                                                                          Part D
                                                        Miscellaneous Provisions

                        PART D- MISCELLANEOUS PROVISIONS

(D)1.      NETWORK SECURITY

           (D)1.1 Protection of Service and Property - Each Party shall exercise the same degree of care to prevent harm or damage to the other Party and any third parties, its employees, agents or end users, or their property as it employs to protect its own personnel, end users and property, etc. Each Party shall comply at all times with USW security and safety procedures and requirements.

           (D)1.2 Revenue Protection - USW shall make available to RESELLER all present and future fraud prevention or revenue protection features. These features include, but are not limited to screening codes, and 900 numbers.

           (D)1.3. Law Enforcement Interface - USW provides emergency assistance to 911 centers and law enforcement agencies seven (7) days a week/twenty-four (24) hours a day. Assistance includes, but is not limited to release of 911 trace and subscriber information; in-progress trace requests; establishing emergency trace equipment, release of information from an emergency trap/trace or *57 trace; requests for emergency subscriber information; assistance to law enforcement agencies in hostage/barricade situations, kidnappings, bomb threats, extortion/scams, runaways and life threats.

           (D)1.4 USW provides trap/trace, pen register and Title III assistance directly to law enforcement, if such assistance is directed by a court order. This service is provided during normal business hours, Monday through Friday. Exceptions are addressed in the above paragraph. The charges for these services will be billed directly to the law enforcement agency, without involvement of RESELLER, for any lines served from USW Wire Centers or cross boxes.

           (D)1.5 In all cases involving telephone lines served from USW Wire Centers or cross boxes, USW will perform trap/trace Title III and pen register assistance directly with law enforcement. RESELLER will not be involved or notified of such actions, due to non-disclosure court order considerations, as well as timely response duties when law enforcement agencies are involved. Exceptions to the above will be those cases, as yet undetermined, where RESELLER must participate due to technical reasons wherein its circuitry must be accessed or modified to comply with law enforcement, or for legal reasons that may evolve over time. RESELLER will provide USW with a 24 hour a day, 7 days a week contact for processing such requests, should they occur.

(D)2.      ACCESS TO OPERATIONAL SUPPORT SYSTEMS (OSS)

           (D)2.1     Description

                      (D)2.1.1 USW has developed and shall continue to provide Operational Support Systems OSS interfaces using electronic gateways. These gateways act as a mediation or control point between RESELLER'S

                                                                          Part D
                                                        Miscellaneous Provisions

                                 and USW's OSS. These gateways provide security for the interfaces, protecting the integrity of the USW OSS and its databases. USW's OSS interfaces have been developed to support Pre-ordering, Ordering and Provisioning, Maintenance and Repair and Billing. Included below is a description of the products and functions supported by USW OSS interfaces and the technology used by each. This section describes the interfaces that USW has developed and shall provide RESELLER. Additional technical information and details shall be provided by USW in training sessions and documentation, such as the "Interconnect Mediated Access User's Guide". USW will continue to make improvements to the electronic interfaces as technology evolves, providing notification to RESELLER consistent with the provisions of this Section.

                      (D)2.1.2 Through its electronic gateways, USW shall provide RESELLER nondiscriminatory access to USW's operational support systems for pre-ordering, ordering and provisioning, maintenance and repair, and billing for resale. For the pre-ordering, ordering and provisioning of resold services, USW shall provide RESELLER access to its OSS in substantially the same time and manner as it provides to itself.

           (D)2.2     OSS Support for Pre-Ordering, Ordering and Provisioning

                      (D)2.2.1   LSR (Local Service Request) Ordering Process

                                 (D)2.2.1.1 RESELLER shall use electronic
                                            interfaces for orders placed using
                                            the LSR Ordering Process for the
                                            services it supports. The electronic
                                            interface gateways include both the
                                            Electronic Data Interchange (EDI)
                                            interface and the Interconnect
                                            Mediated Access (IMA) Graphical User
                                            Interface (GUI).

                                 (D)2.2.1.2 The EDI interface provides a single
                                            interface for Pre-Order and Order
                                            transactions from RESELLER to USW
                                            and is transaction based rather than
                                            batch based. The interface standards
                                            for EDI are based upon the Order &
                                            Billing Forum (OBF) Local Service
                                            Order Guidelines (LSOG), the
                                            Telecommunication Industry Forum
                                            TCIF) Customer Service Guideline and
                                            the American National Standards
                                            Institute/Accredited Standards
                                            Committee (ANSI ASC) X12 with
                                            exceptions as specified in the IMA
                                            and EDI disclosure documents which
                                            are provided in conjunction with the
                                            implementation responsibilities
                                            contained in this Section.

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                                                                          Part D
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                                 (D)2.2.1.3 The IMA GUI also provides a single
                                            interface for Pre-Order and Order
                                            transactions from RESELLER to USW
                                            and is browser based The IMA GUI
                                            interface is based on the LSOG and
                                            utilizes a WEB standard technology,
                                            Hyper Text Markup Language (HTML),
                                            JAVA, and the Transmission Control
                                            Protocol/Internet Protocol (TCP/IP)
                                            to transmit messages.

                                 (D)2.2.1.4 Functions

                                 (D)2.2.1.4.1 Pre-ordering

                                            Pre-Ordering refers to the set of
                                            activities performed in conjunction
                                            with placing an order. Pre-order
                                            consists of the following functions:
                                            validate address, service
                                            availability, review Customer
                                            Service Record (CSR), check facility
                                            availability, reserve telephone
                                            numbers, and schedule an
                                            appointment. The electronic
                                            interface gateways provide on-line
                                            capabilities to perform these
                                            functions. Not all functions apply
                                            to all products.

                                            (D)2.2.1.4.1.1 Validate address will
                                                       verify the end user's
                                                       address.

                                            (D)2.2.1.1.4.1.2 Service
                                                       Availability will return
                                                       the list of (1) POTS
                                                       products and services
                                                       available in the Central
                                                       Office switch serving a
                                                       particular end user
                                                       address, which will
                                                       indicate to RESELLER,
                                                       among other things, which
                                                       products and services are
                                                       authorized for resale in
                                                       the Central Office switch
                                                       serving a particular end
                                                       user address and (2)
                                                       non-switched-based
                                                       products and services
                                                       that RESELLER is
                                                       authorized to provide
                                                       according to its resale
                                                       agreement with USW.

                                            (D)2.2.1.1.4.1.3 Review Customer
                                                       Service Record (CSR)
                                                       gives RESELLER the
                                                       ability to request a
                                                       display of local exchange
                                                       services and features
                                                       (CPNI) USW is currently
                                                       providing to an end user.

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                          (D)2.2.1.4.1.4 Check Facility Availability will
                                     provide an indication of whether existing facilities are available or if new facilities are required, and if a technician must be dispatched to provide the facilities requested at the end user's address. This transaction does not reserve facilities and does not guarantee that facilities will or will not be available when the order is submitted.

                          (D)2.2.1.4.1.5 Reserve Telephone Numbers provides
                                     RESELLER with the ability to select an
                                     end user's telephone number. The
                                     reservation process is further divided
                                     into telephone number availability,
                                     selection, exchange and return
                                     functionality. Expiration period for
                                     selection and submission of Telephone
                                     Number are:

                                      -  A period up to thirty (30) minutes
                                         in which to make a telephone number
                                         selection. If this time limit is
                                         exceeded, and no attempt has been
                                         made to select the telephone numbers,
                                         the telephone numbers are sent back to
                                         the OSS and an error message is
                                         displayed on the LSR. A new query will
                                         need to be performed for available
                                         telephone numbers.

                                      -  When a telephone number has been
                                         reserved, there is a twenty-four (24)
                                         hour business period that the telephone
                                         number may be included on an LSR. If
                                         the time limit is exceeded, the
                                         telephone number is returned to the
                                         OSS.

                          (D)2.2.1.4.1.6 Schedule Appointment allows RESELLER
                                     to retrieve a calendar of available
                                     appointments and to reserve an appointment date and time so that a technician can be dispatched for premises and/or non-premises work.

                          (D)2.2.1.4.1.7 Expiration period for selection and
                                     submission of Appointment Reservation are:

                                      -  A selection must be made within a
                                         thirty (30) minute period. If an
                                         appointment

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                                                                          Part
                                                    D Miscellaneous Provisions

                                         has been selected and the time limit
                                         was exceeded, an error message will
                                         display. If the error message
                                         displays, an updated list of
                                         available appointments will need to
                                         be requested. If an appointment has
                                         already been reserved for this
                                         Purchase Order Number, the
                                         Appointment Confirmation window will
                                         be displayed and will be
                                         pre-populated with confirmation
                                         number, appointment date and time,
                                         and after and before times.

                                      -  Appointments are reserved for a
                                         24-hour business period. If the
                                         appointment is not attached to a
                                         submitted order within 24 business
                                         hours, the appointment is returned.
                                         When the appointment is successfully
                                         reserved, confirmation of the
                                         appointment will be displayed to
                                         RESELLER.

                                 (D)2.2.1.4.2 Ordering and Provisioning

                                         Submitting an LSR will result in the
                                         provisioning and installation, if
                                         necessary, of an end user's service.
                                         The functional set associated with
                                         ordering is: Create New LSR, Open
                                         LSR, Query LSR Status and FOC Return.

                                 (D)2.2.1.4.2.1 Create New LSR allows entry of
                                         information specific to the LSR,
                                         including required OBF forms,
                                         validates information and submits
                                         the LSR for processing.

                                 (D)2.2.1.4.2.2 Open LSR allows RESELLER to save
                                         LSRs it is not ready to submit for
                                         processing as a pending status. When
                                         an LSR is saved as pending, all the
                                         data in all the forms associated with
                                         the LSR is saved. This feature permits
                                         RESELLER to access, edit, submit,
                                         re-save, and purge pending LSRs. In
                                         addition, for issued LSRs, RESELLER
                                         can issue supplemental LSRs and
                                         cancellations.


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

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                                                        Miscellaneous Provisions

                                 (D)2.2.1.4.2.3 Query LSR Status allows RESELLER
                                         to obtain the status of the LSR. Status
                                         is provided to RESELLER upon inquiry.
                                         Order status functions include the
                                         following: Submitted, In Review,
                                         Issued, Rejected, Erred, Completed and
                                         Jeopardy.

                                 (D)2.2.1.4.2.4 FOC Return returns a Firm Order
                                         Confirmation to RESELLER. The FOC
                                         confirms that USW has received a SR,
                                         issued an order, and assigned an
                                         order number for tracking.

                      (D)2.2.1.5 Forecast of Usage

                                 (D)2.2.1.5.1 RESELLER shall supply USW with a
                                         forecast of products and volumes they
                                         anticipate ordering through the
                                         electronic interface gateways on a
                                         quarterly basis.

                                 (D)2.2.1.5.2 USW will use RESELLER's forecast
                                         to provide RESELLER sufficient
                                         capacity to provide the services and
                                         elements requested. If RESELLER
                                         exceeds its capacity without
                                         notification, to the extent that it
                                         causes degradation to other users'
                                         response times, RESELLER's use of
                                         its capacity on the IMA or EDI
                                         server may be discontinued until a
                                         resolution can be mutually agreed to
                                         by both Parties. USW will attempt to
                                         notify RESELLER before discontinuing
                                         RESELLER's use of the IMA or EDI
                                         server; however USW reserves the
                                         right to discontinue use if it is
                                         unable to contact RESELLER.

                                 (D)2.2.1.5.3 When RESELLER requests more than
                                         twenty (20) Secure IDs from USW
                                         RESELLER shall use a T1 line instead
                                         of dial-up capabilities.

                      (D)2.2.1.6. Access Service Request (ASR) Ordering Process

                                 (D)2.2.1.6.1 The Exchange Access Control and
                                         Tracking (EXACT) system may be used
                                         for orders placed using the ASR
                                         process. EXACT is based upon the OBF
                                         Access Service Order Guidelines
                                         (ASOG). The EXACT interface accepts
                                         a batch

                                                                         Part D
                                                       Miscellaneous Provisions

                                            file that is transmitted via a
                                            Network Data Mover (NDM) connection
                                            to USW from RESELLER. It is
                                            RESELLER's responsibility to obtain
                                            the appropriate software to
                                            interface with USW's EXACT system.

                      (D)2.2.1.7 Facility Based EDI Listing Process

                                 (D)2.2.1.7.1 The Facility Based EDI Listing
                                            Process is a single interface from
                                            RESELLER to USW. This interface is
                                            based upon the OBF LSOG and ANSI ASC
                                            X12 standards, version 4010. This
                                            interface enables RESELLER listing
                                            data to be translated and passed
                                            into the USW listing database. After
                                            USW's daily batch processing, a
                                            Confirmation/Completion record
                                            (for every PON provided on input) is
                                            returned to RESELLER via an EDI 855
                                            transaction.

                      (D)2.2.2   Maintenance and Repair

                                 (D)2.2.2.1 Maintenance and Repair electronic
                                            interfaces support the tracking and
                                            resolution of end users' repair and
                                            maintenance needs as reported to
                                            RESELLER. They facilitate the
                                            exchange of updated information and
                                            progress reports between USW and
                                            RESELLER while the Trouble Report
                                            (TR) is open and a USW technician is
                                            working on the resolution.

                                 (D)2.2.2.2 RESELLER shall use the electronic
                                            interface gateways for reporting
                                            trouble. The electronic interface
                                            gateways are comprised of either the
                                            Mediated Access System Electronic
                                            Bonding (MEDIACC EB) interface or
                                            the IMA GUI interface.

                                 (D)2.2.2.3 The MEDIACC Electronic Bonding (EB)
                                            interface uses CMIP protocol over
                                            X.25 packet switching network using
                                            ANS T1M1.5 227/228 standards.

                                 (D)2.2.2.4 The IMA GUI also provides a single
                                            interface for trouble reporting from
                                            RESELLER to USW and is browser
                                            based. The IMA GUI interface uses a
                                            Berkley Socket interface using ANSI
                                            T1M1.5 227/228 standards. The IMA
                                            GUI uses JAVA as the standard. The
                                            IMA GUI Interface currently supports
                                            trouble reporting for resale
                                            services.

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                                                        Miscellaneous Provisions

                      (D)2.2.2.5 Functions

                                 (D)2.2.2.5.1 Maintenance and Repair - The
                                            functions, processes and systems
                                            used in repair are based on a
                                            Trouble Report (TR), which is an
                                            electronic document maintained in
                                            one or more OSS. A TR contains
                                            information about the end user, the
                                            trouble, the status of the work on
                                            the trouble and the results of the
                                            investigation and resolution
                                            efforts. These business processes
                                            will be made available to RESELLER
                                            in the following functional set:
                                            open a trouble report, modify a
                                            trouble report, notification of
                                            status change, view trouble report
                                            status, cancel a trouble report,
                                            receive a trouble report history,
                                            resubmit/delete an erred trouble
                                            report and close a trouble report.

                                 (D)2.2.2.5.1.1 Open Trouble Report is the
                                            mechanism that captures information
                                            needed to resolve the trouble. Once
                                            a TR has been opened, if RESELLER is
                                            using MEDIACC EB, USW sends an
                                            electronic transaction to RESELLER
                                            identifying information about the TR
                                            (E.G., commitment date and tracking
                                            number).

                                 (D)2.2.2.5.1.2 In IMA for POTS, and in EBTA for
                                            POTS and designed services, Modify
                                            Trouble Report allows RESELLER to
                                            modify the trouble severity (for
                                            example; change from "service
                                            affecting" to "out of service") and
                                            trouble narrative on a TR until it
                                            has been cleared.

                                 (D)2.2.2.5.1.3 Status Change Notification
                                            provides notification to RESELLER
                                            that the status of a previously
                                            opened TR has changed. If RESELLER
                                            is using MEDIACC EB, RESELLER will
                                            receive this notification via an
                                            electronic transaction. If RESELLER
                                            is using the IMA GUI Interface,
                                            RESELLER will receive this
                                            notification via email and/or fax.

                                 (D)2.2.2.5.1.4 View Trouble Report
                                            Status/Trouble Report Status Request
                                            allows RESELLER to view the status
                                            of an opened Trouble Report. If
                                            RESELLER is using MEDIACC EB, USW
                                            sends an electronic transaction to
                                            RESELLER with the

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                                                        Miscellaneous Provisions

                                            status of an opened TR after
                                            RESELLER sends an electronic
                                            transaction to request the status.

                                 (D)2.2.2.5.1.5 Cancel Trouble Report allows
                                            RESELLER to request cancellation of
                                            a previously opened TR. Once a
                                            request to cancel is received, an
                                            orderly cessation of the trouble
                                            resolution process begins. If USW
                                            has completed any work before the
                                            trouble resolution process is
                                            stopped, charges to RESELLER may
                                            apply.

                                 (D)2.2.2.5.1.6 Trouble Report History provides
                                            RESELLER with historical information
                                            on up to the last three trouble
                                            reports. For POTS resale, the
                                            disposition and trouble report date
                                            and time are provided. For design
                                            services resale, the trouble report
                                            date and time, a text description of
                                            the disposition, the USW Trouble
                                            Report Number, and the trouble type
                                            are provided. IMA provides trouble
                                            report history.

                                 (D)2.2.2.5.1.7 Resubmit/Delete allows trouble
                                            reports to be resubmitted or deleted
                                            via IMA GUI if, prior to entering
                                            USWs OSS, the transaction fails or
                                            errors. This transaction is only
                                            valid if the TR has not entered
                                            USW's OSS. This transaction is
                                            currently only available via IMA
                                            GUI.

                                 (D)2.2.5.1.8 Close a Trouble Report for resale,
                                            allows USW to close the TR once work
                                            is complete. For design resale
                                            services, USW sends RESELLER a
                                            request for verification to close.
                                            RESELLER then authorizes or denies
                                            the closure. RESELLER has
                                            twenty-four (24) hours to respond.
                                            If a response is not received within
                                            that time frame, the TR will
                                            automatically be closed. USW
                                            provides notification to RESELLER
                                            that a TR has been closed because
                                            the trouble was resolved. Additional
                                            information, (e.g., disposition,
                                            disposition description, outage
                                            duration, maintenance of service,
                                            charge indicator) is also included.
                                            If RESELLER is using EB, RESELLER
                                            will receive this response via
                                            an electronic

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

                                                                          Part D
                                                        Miscellaneous Provisions

                                            transaction. If RESELLER is using
                                            the IMA GUI Interface, RESELLER will
                                            receive this response via email
                                            and/or fax.

                                 (D)2.2.2.5.1.9 MLT test results give RESELLER
                                            the ability to request a loop test
                                            for POTS service via EBTA. When
                                            RESELLER submits a TR through IMA,
                                            the technician handling the TR will
                                            order a MLT test in appropriate
                                            situations.

(D)2.3     Hours of Operation

           USW's electronic interface gateways will be available to Resellers according to the following schedule:

--------------------------------------- ------------------------ --------------------- -----------------------
Function                                Monday - Friday          Saturday              Sunday
--------------------------------------- ------------------------ --------------------- -----------------------
IMA Pre-Order & Order                   06:00 - 20:00
--------------------------------------- ------------------------ --------------------- -----------------------
Exact Order                             06:00 - 19:00            07:00 - 17:00
--------------------------------------- ------------------------ --------------------- -----------------------
Repair                                  02:15 - 23:15            07:00 - 21:00         13:00 - 17:00
--------------------------------------- ------------------------ --------------------- -----------------------

           USW shall notify Resellers regarding system downtime through mass facsimile distribution and pop-up windows in the IMA GUI. All referenced times are Mountain Time.

           The preceding times represent the period when USW commits that its OSS interfaces and downstream systems will be functioning (except for unforeseen system crashes) and its personnel will be available to assist RESELLER. USW's OSS interfaces are typically available 23 hours a day. RESELLER may call any maintenance and repair issues to the applicable repair center 24 hours per day, seven days per week. USW shall provide RESELLER current repair contact numbers.

(D)2.4     Billing

           (D)2.4.1 For products billed out of the USW Interexchange Access Billing System (IABS), USW will utilize the existing CABS/BOS format and technology for the transmission of bills.

           (D)2.4.2 For products billed out of the USW Customer Record Information System (CRIS), USW will utilize the existing EDI standard for the transmission of monthly local billing information. EDI is an established standard under the auspices of the American National Standards Institute/Accredited Standards Committee (ANSI/ASC) X12 Committee. A proper subset of this specification has been adopted by the Telecommunications Industry Forum (TCIF) as the "811 Guidelines" specifically for the purposes of telecommunications billing.

                                                                         Part D
                                                       Miscellaneous Provisions

(D)2.5     Outputs

           Output information will be provided to RESELLER in the form of bills, files, and reports. Bills will capture all regular monthly and incremental/usage charges and present them in a summarized format. The files and reports delivered to RESELLER provide more detailed information than the bills. They come in the following categories:

--------------------------------------------------------------------------------------------------
Usage Record File                  Line Usage Information
----------------------------------------------------------------------------------------------------
Loss and Completion                Order Information
----------------------------------------------------------------------------------------------------
Category 11                        Facility Based Line Usage Information
----------------------------------------------------------------------------------------------------
SAG/FAM                            Street Address/Facility Availability Information
--------------------------------------------------------------------------------------------------

           (D)2.5.1   Bills

                      (D)2.5.1.1 CRIS Summary Bill - The CRIS (Customer Record
                                 Information System) Summary Bill represents a monthly summary of charges for most wholesale products sold by USW. This bill includes a total of all charges by entity plus a summary of current charges and adjustments on each sub-account. Individual sub-accounts are provided as billing detail and contain monthly, one time charges and incremental/call detail information. The Summary provides one bill and one payment document for RESELLER. These bills are segmented by state and bill cycle. The number of bills received by RESELLER is dictated by the product ordered and the USW region in which RESELLER is operating.

                      (D)2.5.1.2 IABS Bill - The IABS (Interexchange Access
                                 Billing System) Bill represents a monthly summary of charges. This bill includes monthly and one time charges plus a summary of any usage charges. These bills are segmented by product, LATA, billing account number (BAN) and bill cycle.

           (D)2.5.2   Files and Reports

                      (D)2.5.2.1 Daily Usage Record File provides the
                                 accumulated set of call information for a given day as captured, or "recorded" by the network switches. This file will be transmitted Monday through Friday, excluding USW holidays. This information is a file of un-rated USW originated usage messages and rated RESELLER originated usage messages. It is provided in Alliance for Telecommunication Industry Solution (ATIS) standard

                                                                          Part D
                                                        Miscellaneous Provisions

                                 Electronic Message Interface (EMI) format. This EMI format is outlined in the document SR-320; which can be obtained directly from ATIS. The Daily Usage Record File contains multi-state data for the Data Processing Center generating this information. Individual state identification information is contained with the message detail. USW will provide this data to RESELLER with the same level of precision and accuracy it provides itself. This file will be provided for Resale services.

                      (D)2.5.2.2 The charge for this Daily Usage Record File is
                                 contained in Part E of this Agreement.

                      (D)2.5.2.3 Routing of in-region IntraLATA Collect, Calling
                                 Card, and Third Number Billed Messages - USW will distribute inregion intraLATA collect, calling card, and third number billed messages to RESELLER and exchange with other Co-Providers operating in region in a manner consistent with existing inter-company processing agreements. Whenever the daily usage information is transmitted to a carrier, it will contain these records for these types of calls as well.

                      (D)2.5.2.4 Loss Report provides RESELLER with a daily
                                 report that contains a list of accounts that have had lines and/or services disconnected. This may indicate that the end user has changed Resellers or removed services from an existing account. This report also details the order number, service name and address, and date this change was made. Individual reports will be provided for resale services.:

                      (D)2.5.2.5 Completion Report provides RESELLER with a
                                 daily report. This report is used to advise
                                 RESELLER that the order(s) for the service(s) requested is complete. It details the order number, service name and address and date this change was completed. Individual reports will be provided for resale services.:

                                 This report media is described in Exhibit C.

                      (D)2.5.2.6 Category 11 Records are Exchange Message
                                 Records (EMR) which provide mechanized record formats that can be used to exchange access usage information between USW and RESELLER. Category 1101 series

                                                                          Part D
                                                        Miscellaneous Provisions

                                 records are used to exchange detailed access usage information.

                      (D)2.5.2.7 Category 1150 series records are used to
                                 exchange summarized Meet Point Billed access minutes-of-use.

                                 These mechanized records are available from USW in the following formats:

                                 NDM (direct connect or dial-up)
                                 Comet
                                 Tape
                                 Cartridge

                      (D)2.5.2.8 SAG/FAM Files - The SAG (Street Address Guide)/
                                 FAM (Facility Availability Matrix) files contain the following information:

                                 SAG provides: - Address and Serving Central
                                 Office Information.

                                 FAM provides USOCs and descriptions by state - (POTS services only). USOC availability by NPA-NXX (with the exception of Centrex). interLATA/intraLATA carriers by NPA-NXX.

                                 These files are made available via a download process. They can be retrieved by ftp (file transfer protocol), NDM (Network Data Mover) connectivity, or a Web browser.

(D)2.6     Modifications to OSS Interfaces

           (D)2.6.1 RESELLER and USW agree to discuss the modification of OSS interfaces based upon evolving standards (e.g., data elements, protocols, transport networks, etc.) and guidelines issued by or referenced by relevant Alliance for Telecommunication Industry Solution (ATIS) committees. Establishment of new, or changes to industry standards and guidelines will be reviewed semi-annually. The review will consider standards and guidelines that have reached final closure as well as those published in final form. Both Parties agree to evaluate evolving standards and determine the relevant modification to be implemented based upon the latest approved version adopted or the latest version reflecting final closure by the relevant ATIS committee or subcommittee. As a result of the review, USW shall draft appropriate interface specifications that shall be made available to RESELLER through the electronic gateway disclosure document. Changes shall be implemented in the next release after the distribution of the electronic gateway disclosure document to the Resellers.

                                                                          Part D
                                                        Miscellaneous Provisions

                      (D)2.6.2 In the course of establishing operational ready system interfaces between USW and RESELLER to support local service delivery, RESELLER and USW may need to define and implement system interface specifications that are supplemental to existing standards. RESELLER and USW will submit such specifications to the appropriate standards committee and will work towards their acceptance as a standard.

                      (D)2.6.3 Release updates will be based on regulatory obligations as dictated by the FCC or Commissions and, as time permits, business requirements. USW will provide to RESELLER the features list for modifications to the interface. Specifications for interface modifications will be provided to RESELLER three (3) weeks prior to the release date. RESELLER is required to upgrade to the current release within six (6) months of the installation date.

           (D)2.7     Reseller Responsibilities for Implementation of OSS
                      Interfaces

                      (D)2.7.1 Before any RESELLER implementation can begin, RESELLER must completely and accurately answer the New Customer Questionnaire. This questionnaire is provided by the USW account manager and details information needed by USW in order to establish service for RESELLER.

                      (D)2.7.2 Once USW receives a complete and accurate New Customer Questionnaire, USW and RESELLER will mutually agree upon time frames for RESELLER implementation.

                      (D)2.7.3 If using the EDI interfaces, USW will provide RESELLER with a copy of the Production Readiness Verification document. RESELLER is obligated to meet the requirements specified in the Production Readiness Verification document regardless of whether RESELLER chooses to participate in the Production Readiness Verification Test.

           (D)2.8 Reseller Responsibilities for On-going Support for OSS Interfaces

                      (D)2.8.1 If using the IMA GUI interface, RESELLER must work with USW to train RESELLER personnel on the IMA GUI functions that RESELLER will be using. USW and RESELLER shall concur on which IMA GUI functions should be included in RESELLER's training. USW and RESELLER shall make reasonable efforts to schedule training in a timely fashion.

                      (D)2.8.2 An exchange protocol will be used to transport EDI formatted content. RESELLER must perform certification testing of exchange protocol prior to using EDI.

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                                                                          Part D
                                                        Miscellaneous Provisions

                      (D)2.8.3 If RESELLER is using EDI, USW shall provide RESELLER with a pre-allotted amount of time to complete certification of its business scenarios. It is the sole responsibility of RESELLER to schedule an appointment with USW for certification of its business scenarios. RESELLER must comply with the agreed upon dates and times scheduled for the certification of its business scenarios. If the certification of business scenarios is delayed due to RESELLER, it is the sole responsibility of RESELLER to schedule new appointments for certification of its business scenarios. Conflicts in the schedule could result in certification being delayed. If a delay is due to USW, USW will honor RESELLER's schedule through the use of alternative hours.

                      (D)2.8.4 If RESELLER is using the EDI interface, RESELLER must work with USW to certify the business scenarios that RESELLER will be using in order to ensure successful transaction processing. USW and RESELLER shall mutually agree to the business scenarios for which RESELLER is required to be certified. Certification is granted only for a specific release of EDI. New releases of EDI may require re-certification of some or all business scenarios. A determination as to the need for re-certification will be made by the USW Coordinator in conjunction with the release manager of each EDI release. Notice of the need for re-certification will be provided to RESELLER three (3) weeks prior to the release date.

                      (D)2.8.5 In the event of Electronic Interface trouble, RESELLER shall use its best efforts to isolate and resolve the trouble using the guidelines provided in the Production Readiness Verification document. If RESELLER cannot resolve the problem, then RESELLER should contact the LSP Systems Help Desk. The LSP Systems Help Desk is RESELLER's Single Point of Contact for electronic interface trouble.

           (D)2.9     Reseller Support

                      (D)2.9.1 USW shall provide adequate assistance to RESELLER for RESELLER to understand how to implement and use the OSS functions for which USW provides access. This assistance will include training, documentation, and a LSP Help Desk. The LSP Help Desk will provide a single point of entry for RESELLER to gain assistance in areas involving connectivity, system availability, and file outputs. The LSP Systems Help Desk is available Monday through Friday, 6:00 a.m. until 8:00 p.m. Mountain Time, excluding USW holidays. The Help Desk areas are further described below..

                                 (D)2.9.1.1 Connectivity covers trouble with
                                            RESELLER's access to the USW system
                                            for hardware configuration
                                            requirements with relevance to EDI
                                            and IMA GUI;

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                                                                          Part D
                                                        Miscellaneous Provisions

                                            software configuration requirements
                                            with relevance to EDI and IMA GUI;
                                            modem configuration requirements; T1
                                            configuration and dial in string
                                            requirements; firewall access
                                            configuration; Secure ID
                                            configuration; Profile Setup and
                                            password verification.

                                 (D)2.9.1.2 System availability covers system
                                            errors generated during an attempt
                                            by RESELLER to place orders or open
                                            trouble reports through EDI and IMA
                                            GUI. These system errors are limited
                                            to: POTS; Design Services and
                                            Repair.

                                 (D)2.9.1.3 File Outputs covers RESELLER's
                                            output files and reports produced
                                            from its usage and order activity.
                                            File outputs system errors are
                                            limited to: Daily Usage File; Loss /
                                            Completion File; IABS Bill; CRIS
                                            Summary Bill; Category 11 Report and
                                            SAG/FAM Reports.

                      (D)2.9.2 Additional assistance to Resellers is available through various web sites. These web sites provide electronic interface training information and user documentation and technical specifications.

           (D)2.10    Compensation / Cost Recovery

                      On-going and one-time startup charges, as applicable, will be billed at rates to be specified by the Commission at the completion of an appropriate cost docket hearing. USW shall establish rates for any systems charges not included in appropriate cost docket hearings.

(D)3.      U S WEST DEX

           USW and RESELLER agree that certain issues outside the provision of basic white page directory listings, such as yellow pages advertising, yellow pages listings, directory coverage, directory distribution, access to call guide pages (phone service pages), applicable listings criteria, white page enhancements and publication schedules will be the subject of negotiations between RESELLER and directory publishers, including U S WEST Dex. USW acknowledges that RESELLER may request USW to facilitate discussions between RESELLER and U S WEST Dex.

(D)4.      NOTICE OF CHANGES

           Notice should be written and provide pertinent descriptive information of such changes, within the limitations of confidentiality and disclosure, such that the other Party can evaluate potential effects. Also included with the written notice should be contact names and phone numbers for subsequent discussions.

           This represents good faith effort on the part of the Parties and will evolve over time as required for the effective provision of resale services and end user service delivery.

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                                                                          Part D
                                                        Miscellaneous Provisions

(D)5.      MAINTENANCE AND REPAIR

           (D)5.1     Service Levels

                      (D)5.1.1 USW will provide repair and maintenance for all services covered by this Agreement in a manner equal to that which USW provides for itself.

                      (D)5.1.2 During the term of this Agreement, USW will provide necessary maintenance business process support to allow RESELLER to provide similar service quality to that provided by USW to its end users.

                      (D)5.1.3 USW will perform repair service that is equal in timeliness and quality to that which it provides to its own end users.

           (D)5.2     Branding

                      (D)5.2.1 Should USW need to use various forms for communication with RESELLER end users (while out on premises dispatch on behalf of RESELLER, for example), USW will use unbranded forms.

                      (D)5.2.2 If required by RESELLER, USW will use branded forms provided at RESELLER's full expense, covering training costs, storage, printing, distribution and all other branding-related costs.

           (D)5.3     Service interruptions

                      (D)5.3.1 The characteristics and methods of operation of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not: 1) interfere with or impair service over any facilities of the other Party; its affiliated companies, or its connecting and concurring carriers involved in providing its services; 2) cause damage to their plant; 3) violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities; or 4) create hazards to the employees of either Party or to the public. Each of these requirements is hereinafter referred to as an "Impairment of Service".

                      (D)5.3.2 If it is confirmed that either Party is causing an Impairment of Service, as set forth in this Section, the Party whose network or service is being impaired (the "Impaired Party") shall promptly notify the Party causing the Impairment of Service (the "Impairing Party") of the nature and location of the problem. The Impaired Party shall advise the Impaidng Party that, unless promptly rectified, a temporary discontinuance of the use of any circuit, facility or equipment may be required. The Impairing Party and the Impaired Party agree to work together to attempt to promptly resolve the Impairment of Service. If the Impairing Party is unable to promptly remedy the Impairment of

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                                                                          Part D
                                                        Miscellaneous Provisions

                                 Service, the Impaired Party may temporarily discontinue use of the affected circuit, facility or equipment.

                      (D)5.3.3 To facilitate trouble reporting and to coordinate the repair of the service provided by each Party to the other under this Agreement, each Party shall designate a repair center for such service.

                      (D)5.3.4 Each Party shall furnish a trouble reporting telephone number for the designated repair center. This number shall give access to the location where records are normally located and where current status reports on any trouble reports are readily available. If necessary, alternative out-of-hours procedures shall be established to ensure access to a location that is staffed and has the authority to initiate corrective action.

                      (D)5.3.5 Before either Party reports a trouble condition, it shall use its best efforts to isolate the trouble to the other's facilities

                                 (D)5.3.5.1 In cases where a trouble condition
                                            affects a significant portion of the
                                            other's service, the Parties shall
                                            assign the same priority provided to
                                            other Resellers and to itself.

                                 (D)5.3.5.2 The Parties shall cooperate in
                                            isolating trouble conditions.

           (D)5.4     Trouble Isolation

                      (D)5.4.1 According to applicable state Tariffs, USW will bill appropriate Trouble Isolation Charges for dispatched work done by USW where the trouble is found to be on the end user's side of the NID or trouble is found to be in RESELLER's portion of the network.

                      (D)5.4.2 Other Trouble Isolation Charges may also be imposed by USW on RESELLER for other internal repair work incurred on behalf of RESELLER and later found to be in RESELLER network components.

           (D)5.5     Inside Wire Maintenance

                      Except where specifically required by state or federal regulatory mandates, USW will not perform any maintenance of inside wire (premises wiring beyond the end user's NID) for RESELLER or its end users.

           (D)5.6     Testing/Test Requests/Coordinated Testing

                      (D)5.6.1 USW will make the decision to test an end user's line or circuit. The test systems used by USW are finite, and their capacity has been designed according to USVVs operating standards.

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                                                                          Part D
                                                        Miscellaneous Provisions

                      (D)5.6.2 Although some types of trouble reports typically will not require a test, USW usually runs certain standard tests on each line on which trouble has been reported.

                      (D)5.6.3 Prior to any test being conducted on a line, USW must receive a trouble report from RESELLER.

                      (D)5.6.4 USW end users are not given test results. On manually-reported trouble USW will not provide to RESELLER the test results for its trouble reports. For electronically-reported trouble, RESELLER may see various basic test results.

           (D)5.7     Workcenter Interfaces

                      (D)5.7.1 USW and RESELLER shall work cooperatively to develop positive, close working relationships among corresponding work centers involved in the trouble resolution processes..

           (D)5.8     Misdirected Repair Calls

                      (D)5.8.1 RESELLER shall inform its own end users where to report their trouble conditions. Persons placing a misdirected repair call will be advised to call their own telephone service provider and will be provided the correct telephone number for that purpose (this referral may occur within a voice response system or other interactive systems).

                      (D)5.8.2 RESELLER and USW will employ the following procedures for handling misdirected repair calls;

                                 (D)5.8.2.1 RESELLER and USW will provide their
                                            respective end users with the
                                            correct telephone numbers to call
                                            for access to their respective
                                            repair bureaus.

                                 (D)5.8.2.2 End users of RESELLER shall be
                                            instructed to report all cases of
                                            trouble to RESELLER. End users of
                                            USW shall be instructed to report
                                            all cases of trouble to USW.

                                 (D)5.8.2.3 To the extent the correct provider
                                            can be determined, misdirected
                                            repair calls will be referred to the
                                            proper provider of Basic Exchange
                                            Telecommunications Service.

                                 (D)5.8.2.4 RESELLER and USW will provide their
                                            respective repair contact numbers to
                                            one another on a reciprocal basis.

                                 (D)5.8.2.5 In responding to repair calls,
                                            neither Party shall make disparaging
                                            remarks about each other, nor shall
                                            they use these repair calls as the
                                            basis for internal referrals or to
                                            solicit end users to market
                                            services.


                                                                       Page 49

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                                                                          Part D
                                                        Miscellaneous Provisions

                                 (D)5.8.2.6 Performance targets for speed of
                                            repair call answering will be the
                                            same as USW's performance targets
                                            for its own end users.

           (D)5.9     Major Outages/Restoral/Notification

                      (D)5.9.1 USW will notify RESELLER of major network outages as soon as is practical. This notification will be via e-mail to RESELLER's identified contact. With the minor exception of certain proprietary information, USW will utilize the same thresholds and processes for external notification as it does for internal purposes. This major outage information will be sent via E-mail on the same frequency schedule as is provided internally within USW. Service restoration will be nondiscriminatory, and will be accomplished as quickly as possible according to USW and/or industry standards.

                      (D)5.9.2 If desired, USW will meet with associated personnel from RESELLER to share contact information and review USW's outage restoral processes and notification processes.

                      (D)5.9.3 USW's emergency restoration process operates on a 7X24 basis.

           (D)5.10    Proactive Maintenance

                      (D)5.10.1 USW will perform scheduled maintenance equal in quality to what it provides to itself.

                      (D)5.10.2 USW will work cooperatively with RESELLER to develop industry-wide processes to provide as much notice as possible to RESELLER of pending maintenance activity. Such process work will include establishment of reasonable thresholds and notification standards.

           (D)5.11    Hours of Coverage

                      (D)5.11.1 USW's repair operation is 7 days a week, 24 hours a day. Not all functions or locations are covered with scheduled employees on a 7X24 basis. Where such 7X24 coverage is not available USW's repair operations center (always available 7X24) can call-out technicians orother personnel required for the situation.

           (D)5.12    Escalations

                      (D)5.12.1 USW will provide trouble escalation procedures to RESELLER. Such procedures will be based on the processes USW employs for its own end users. USW escalations are manual processes.

                      (D)5.12.2 USW repair escalations begin with calls to the up-front trouble reporting centers.

           (D)5.13    Dispatch

                      (D)5.13.1 USW will provide maintenance dispatch personnel on the same schedule provided for its end users.

                                                                          Part D
                                                        Miscellaneous Provisions

                      (D)5.13.2 Upon receipt of a trouble report from RESELLER, USW will do all that is reasonable and practical, according to internal and industry standards, to resolve the repair condition. USW will dispatch repair personnel, if necessary, to repair the condition. It will be USW's decision whether it is necessary to send a technician on a dispatch. USW will make this dispatch decision based on the best information available in the trouble resolution process. Since it is not always necessary to dispatch to resolve trouble; should RESELLER require a dispatch when USW believes the dispatch is not necessary, appropriate charges may be billed to RESELLER for dispatch-related costs.

                      (D)5.13.3 For non-designed resale services USW will not request authorization from RESELLER prior to dispatch. For lines supported by USW's designed services process, USW may accept RESELLER authorization to dispatch. USW's operational processes are regularly reviewed and may be altered in the future. Should processes be changed, RESELLER will be notified.

                      (D)5.13.4 USW expects that RESELLER will have performed appropriate trouble isolation and screening prior to handing the trouble report off to USW.

           (D)5.14    Electronic Reporting

                      (D)5.14.1 USW will accept repair reports from RESELLER through a mechanized system (IMA).

                      (D)5.14.2 USW will work cooperatively to develop repair reporting via electronic bonding (other than IMA), based on national standards.

           (D)5.15    Intervals

                      (D)5.15.1 Similar trouble conditions, whether reported by USW end users or on behalf of RESELLER end users, will receive similar commitment intervals.

           (D)5.16    Jeopardy Management

                      (D)5.16.1 Notification will be given as soon as USW is aware that a trouble report interval is likely to be missed. This process will be the same as that used by USW for its own end users.

           (D)5.17    Trouble Screening

                      (D)5.17.1 RESELLER shall screen and test its end user trouble reports completely enough to insure that it sends USW only trouble reports that involve USW facilities.

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

                                                                          Part D
                                                        Miscellaneous Provisions

                      (D)5.17.2 If desired, USW will cooperate with RESELLER to show RESELLER how USW screens trouble conditions in its own centers, so that RESELLER may employ similar techniques in its centers.

           (D)5.18    Maintenance Standards

                      (D)5.18.1 USW will cooperate with RESELLER to meet the maintenance standards outlined in this Agreement.

                      (D)5.18.2 For manually-reported trouble, USW will inform RESELLER of repair completion as soon as practical after completion. On electronically reported trouble reports the electronic system will automatically update status information, including trouble completion, across the joint electronic gateway.

           (D)5.19    End User Interfaces

                      (D)5.19.1 RESELLER will be responsible for all interactions with its end users including service call handling and notifying end users of trouble status and resolution.

                      (D)5.19.2 All USW employees who perform repair service for RESELLER end users will be trained in non-discriminatory behavior.

           (D)5.20    Repair Call Handling

                      (D)5.20.1 Manually-reported repair calls by RESELLER to USW will be answered with the same quality and speed USW answers calls from its own end users.

           (D)5.21    Single Point of Contact

                      (D)5.21.1 USW will provide a single point of contact for RESELLER to report maintenance issues and trouble reports via electronic interfaces seven days a week, twenty-four hours a day.

                      (D)5.21.2 For manually-reported trouble reports, a single 7X24 trouble reporting telephone number will be provided to RESELLER for each category of trouble situation encountered.

           (D)5.22    Maintenance Windows

                      (D)5.22.1 Generally, USW performs major switch maintenance activities during off-hours time periods, during certain "maintenance windows" in the early morning hours and/or on weekends.

                      (D)5.22.2 Generally, the maintenance window is from 10:00 PM to 6:00 AM Monday through Friday and from 10:00 PM Saturday to 6:00 AM Monday.

                      (D)5.22.3 Although USW attempts to perform major switch maintenance at these times, on some occasions this will not be possible.

                                                                          Part D
                                                        Miscellaneous Provisions

(D)6.      SERVICE PERFORMANCE

           (D)6.1     General Provisions

                      (D)6.1.1   USW will provide reports of service
                                 indicators that will assist in an evaluation of the service provided to RESELLER.

                      (D)6.1.2 In no instance shall this Agreement be construed to require USW to provide superior levels of service to RESELLER in comparison to the level of service USW provides to itself or its own end users.

                      (D)6.1.3 As further specified in this Section, USW will provide results for the list of performance indicators identified for the following Standard Service Groupings: Resold Residential Plain Old Telephone Service (POTS); Resold Business POTS; Resold ISDN; Resold Centrex service; Resold PBX trunks, Resold Direct Inward Dialing (DID) and Resold Digital Switched Service (DSS); Resold DS-0, Resold DS-1, Resold DS-3.

                      (D)6.1.4 As specified in this Section, USW will provide results for the following types of Orders:

                                 C = Change in existing service or billing number
                                 D = total disconnect of service
                                 F = From the outward service associated with a transfer (To or "T") of service from one address to another
                                 N = New connection for service
                                 R = Record order; record change only. (For
                                 Resale services, service migrations without changes for non-designed services are record orders.)
                                 T = To or transfer of service from one address to another
                                 X = USW initiated internal work order

           (D)6.2     Service Performance Indicators

                      The following Service Performance Indicators will be provided to RESELLER when available and upon request, but no more frequently than once per month subject to the provisions of this Section. The requests for additional Service Performance Indicators during the term of this Agreement shall be considered by USW. However, USW is not required to provide additional Service Performance Indicators during the term of this Agreement. Service Performance Indicators characterized as "Core" indicators measure most directly the service or process outcome USW provides to RESELLER.

                      Performance Indicators characterized as "Diagnostic" indicators are those that measure aspects of service quality that support aspects measured by core indicators, that represent sub-process outcomes, or that are otherwise duplicative to some degree of aspects measured by "Core" indicators.

                                                                          Part D
                                                        Miscellaneous Provisions

                      (D)6.2.1   Core Performance Indicators

                                 (D)6.2.1.1 Gateway Availability Indicator

                                 GA-1       Gateway Availability - via
                                            Human-to-Computer Interface
                                            (percent).

                                 GA-2       Gateway Availability - via
                                            Computer-to-Computer Interface
                                            (percent).

                                 (D)6.2.1.2 Pre-Ordering Indicators

                                 PO-1       Pre-Order/Order Response times

                                            A.         Appointment Scheduling
                                                       (Due Date Reservation,
                                                       where appointment is
                                                       required)

                                            B.         Feature Function and
                                                       Service Availability
                                                       Information

                                            C.         Facility Availability

                                            D.         Street Address Validation

                                            E.         Customer Service Records

                                            F.         Telephone Number

                                 (D)6.2.1.3 Ordering and Provisioning
                                            Indicators

                                 OP-1       Speed of Answer -
                                            Interconnect Provisioning
                                            Center (average)

                                 OP-2       Calls Answered within 20
                                            Seconds - Interconnect
                                            Provisioning Center
                                            (percent)

                                 OP-3       Installation Commitments
                                            Met (percent)

                                 OP-4       Installation Interval
                                            (average)

                                 OP-5       Installation Trouble
                                            Reports (percent)I

                                 OP-6       Delayed Days (average)

                                 (D)6.2.1.4 Maintenance and Repair
                                            Indicators

                                 MR-1       Speed of Answer -
                                            Interconnect Repair
                                            Center (average)

                                 MR-2       Percent Calls Answered
                                            Within 20 Seconds -
                                            Interconnect Repair
                                            Center (percent)

                                 MR-3       Out of Service Cleared
                                            Within 24 hours -
                                            Non-Designed Repair
                                            Process (percent)

                                 MR-4       All Troubles Cleared
                                            Within 48 hours -
                                            Non-Designed Repair
                                            Process (percent)

                                 MR-5       All Troubles Cleared
                                            Within 4 hours - Designed
                                            Repair Process (percent)

                                 MR-6       Mean Time to Restore -
                                            Non-Designed Repair
                                            Process (average)

                                 MR-7       Repair Repeat Report Rate
                                            (percent)

                                 MR-8       Trouble Rate (percent)

                                                                          Part D
                                                        Miscellaneous Provisions

                                 (D)6.2.1.5 Billing Indicators

                                 BI-1       Mean Time to Provide USW Recorded
                                            Usage Records ((average)
                                 BI-2       Mean Time to Deliver Invoices
                                            (average)BI-3 Billing Accuracy

                                 (D)6.2.1.6 Emergency Services

                                 ES-1       ALI Database Updates Completed
                                            Within 24 hours (percent)
                                 ES-2       911/E911 Emergency Services Trunk
                                            Installation Interval (average)

                                 (D)6.2.1.7 Directory Assistance

                                 DA-1       Speed of Answer - Directory
                                            Assistance (average)
                                 DA-2 Calls Answered Within Ten Seconds - Directory Assistance (percent)

                                 (D)6.2.1.8 Operator Services

                                 OS-1 Speed of Answer - Operator Services (average)
                                 OS-2 Calls Answered Within Ten Seconds - Operator Services (percent)

                      (D)6.2.2   Diagnostic Indicators

                                 In addition to the performance indicators identified above, USW will report the following indicators that do not directly address nondiscrimination but may be useful in diagnosing problems or improving service:

                                 (D)6.2.2.1 Pre-Order/Ordering

                                 DPO-1      Electronic Flow - Through of Local
                                            Service Requests (LSRs) to the
                                            Service Order Processor (percent)
                                 DPO-2      LSR Rejection Notice Interval
                                            (average)
                                 DPO-3      LSRs Rejection (percent)
                                 DPO-4      Firm Order Confirmation (FOC)
                                            Interval (average)
                                 DPO-5      Pre-Order/Order Response Times for
                                            USW Retail Transactions (average)
                                 DPO-6      Completion Notifications Transmitted
                                            Within 24 hours (percent)
                                 DPO-7      Completion Notification Interval
                                            (average)

                                 (D)6.2.2.2 Ordering and Provisioning

                                 DOP-1      RESELLER or RESELLER's Customer -
                                            Caused Installation Misses (percent)
                                 DOP-2      Delayed Orders Completed equal to
                                            greater than 15 days past the
                                            Commitment Date (percent)

                                                                          Part D
                                                        Miscellaneous Provisions

                                 DOP-3 Delayed Orders Completed equal to or greater than 90 days past the Commitment Date (percent)
                                 DOP-4      RESELLER or RESELLER's
                                            Customer-Caused Coordinated Cutover
                                            Misses (percent)

                                 (D)6.2.2.3 Maintenance and Repair

                                  DMR-1     RESELLER or RESELLER's
                                            Customer-Caused Trouble Reports
                                            (percent)

                                 (D)6.2.2.4 Access to OSS Functions:
                                 (GA-1)     Gateway Availability - Human-to-
                                            Computer Interface (percent)
                                 (GA-2)     Gateway Availability - Computer-to-
                                            Computer Interface (percent)
                                 (PO-1)     Per-Order/Order Response Times
                                            (average)
                                 (OP-1 and MR-1)Speed of Answer -
                                            Provisioning and Repair Centers
                                            (average)
                                 (OP-2 and MR-2) Calls Answered Within 20
                                            Seconds - Provisioning and Repair
                                            Centers (percent)
                                 (BI-1)     Mean Time to Provide USW - Recorded
                                            Usage Records(
                                 (BI-2)     Mean Time to Deliver Invoices
                                 (B1-3)     Billing Accuracy

                                 (D)6.2.2.5 Access to Emergency Services
                                 (ES-1) ALI Database Updates Within 24 Hours (percent)
                                 (ES-1)     911/E911 ES Trunk Installation
                                            Intervals (average)

                                 (D)6.2.2.6 Access to Directory Assistance and
                                            Operator Services:
                                 (DA-1 and OP-1) Speed of Answer (average)
                                 (DA-2 and OS-2) Calls Answered Within 10
                                            Seconds (percent)

                                 (D)6.2.2.7 Resale Services Ordering and
                                            Provisioning:
                                 (OP-3)     Installation Commitments Met
                                            (percent)
                                 (OP-4)     Installation Interval (average)
                                 (OP-5)     Installation Trouble Reports
                                            (percent)
                                 (OP-6)     Delayed Days (average)

                                 (D)6.2.2.8 Resale Services Maintenance and
                                            Repair:
                                 (MR-3)     Out of Service Cleared Within 24
                                            Hours - Non-Designed Repair Process
                                            (percent)
                                 (MR-4)     All Troubles Cleared Within 48 Hours
                                            - Non-Designed Repair Process
                                            (percent)
                                 (MR-5)     All Troubles Cleared Within 4 Hours
                                            - Designed Repair Process (percent)
                                 (MR-6)     Mean Time to Restore (average)
                                 (MR-6)     Repair Repeated Report Rate
                                            (percent)
                                 (MR-6)     Trouble Rate (percent)

                                                                          Part D
                                                        Miscellaneous Provisions

           (D)6.3     Service Quality Performance Results Reports

                      (D)6.3.1 For Resale, USW will provide core service performance results for the performance indicators listed above for RESELLER, other Resellers in aggregate and USW end users.

           (D)6.4     Performance Results Provided to Reseller

                      The performance results provided to RESELLER by USW shall be consistent with the current version of the USW Service Performance Indicator Description (PID).

           (D)6.5 The performance results provided under this Agreement are to be used solely for the purposes set forth herein, and shall be treated as "Proprietary Information" as provided in Section (A)3.14 of this Agreement.

           (D)6.6     Service Performance - Reported Events

                      (D)6.6.1   When applicable, USW will report
                                 service-related performance results for all
                                 "events". An "event" is the activity that generates the measurement.

                      (D)6.6.2 The Parties will report RESELLER results referenced above provided that RESELLER has ordered and is utilizing the services reported;

                      (D)6.6.3 USW will provide the reports on a calendar monthly basis. These reports will be provided within forty-five (45) calendar days of the close of the preceding month.

           (D)6.7     Self Executing Remedies

                      The purpose and focus of remedies provisions under this Resale Agreement shall be to resolve significant differences in service quality that have been identified through appropriate comparisons of the service performance results reported for the core performance indicators defined above. Self-executing remedies are those actions, defined herein, that USW will undertake in good faith and in cooperation with RESELLER to respond to such differences immediately, without waiting for determination of whether actual discrimination may exist.

                      (D)6.7.1 For this purpose, significant differences shall be considered to be those that are determined to be statistically, operationally, and materially significant in each of three (3) or more consecutive months and that reflect a probability that inferior service was apparently provided to RESELLER, based on the relevant comparison of performance indicator results. Statistical significance shall be determined as defined below. Operational and material significance shall be established by including for comparison only those results that have (a) minimum sample sizes of 30 each, and (b) a relevant comparison demonstrating a service performance difference of a magnitude that can be reasonably considered to have a perceptible effect on end users or RESELLER operations.

                                                                          Part D
                                                        Miscellaneous Provisions

                      (D)6.7.2 Determination of the statistical significance of any difference in appropriately comparable results shall be based on statistical testing for (1) differences in means (where performance indicator results are reported as averages) or
                                 (2) difference in proportions (where
                                 performance indicator results are reported as percentages), as follows:

                                 (D)6.7.2.1 Determination of the significance of
                                            a difference in mean values of each
                                            monthly service performance
                                            indicator results shall be based on
                                            a "permutation" test using what is
                                            commonly referred to as a "Z"
                                            statistic and a maximum of 1,000
                                            randomly selected permutations of
                                            the samples. Where sample sizes
                                            exceed 600, the "Z" test using the
                                            "modified Z statistic" may be used
                                            instead of the permutation test.
                                            Where used, the modified Z statistic
                                            will be based on the statistical
                                            variance associated with USW's
                                            retail performance results, where
                                            applicable, or on the variance
                                            associated with RESELLER aggregate
                                            performance results, where there are
                                            no retail performance results.

                                 (D)6.7.2.2 The significance of a difference in
                                            proportional measurements shall be
                                            based on direct calculation of the
                                            probability of the observed
                                            difference using the binomial
                                            distribution with a pooled p value.

                                 (D)6.7.2.3 A difference in results by either
                                            test type (i.e., differences in
                                            means or differences in proportions)
                                            will be deemed statistically
                                            significant if the appropriate one
                                            tailed test indicates, with 99
                                            percent confidence, that the
                                            performance indicator results being
                                            compared appear to be from different
                                            populations of performance. In other
                                            words, that service being provided
                                            to RESELLER appears to be inferior
                                            to that represented by the
                                            comparable results (such as, results
                                            representing service provided to
                                            Resellers in aggregate or to USW
                                            retail).

                      (D)6.7.3 For each case in which a significant difference as defined above has occurred, USW shall:

                                 (D)6.7.3.1 Immediately investigate to determine
                                            the cause(s) of the difference and,
                                            where feasible, begin good-faith
                                            efforts to resolve the difference;

                                 (D)6.7.3.2 Within 45 days, provide to RESELLER
                                            a written explanation of the result
                                            of the investigation as to

                                                                          Part D
                                                        Miscellaneous Provisions

                                            cause(s) and, as applicable, an
                                            action plan describing (i) what has
                                            and will be done to resolve the
                                            difference, (ii) what cooperative
                                            actions and timelines on the part of
                                            RESELLER are needed to facilitate or
                                            expedite resolution, and (iii)
                                            listing key milestones for use by
                                            the Parties in tracking progress;

                                 (D)6.7.3.3 Offer and meet with designated
                                            RESELLER representatives monthly to
                                            discuss progress on resolving the
                                            difference(s);

                                 (D)6.7.3.4 Escalate to vice president level any
                                            significant difference that has or
                                            is not projected to be resolved
                                            within three months of the
                                            difference first being identified as
                                            significant as defined above, with
                                            commitment at that level to direct
                                            due diligence toward removing
                                            obstacles and expediting resources
                                            where feasible and necessary to
                                            resolve the difference as soon as
                                            possible.

                      (D)6.7.4 If a statistically and operationally significant difference has occurred in the trend results for any particular performance indicator, the Parties shall allow three (3) months to correct the difference in the trend results. If the statistically, and operationally significant difference in trend results is corrected within the three (3) month time, no action, formal or informal, shall be taken by either Party with respect to that difference.

                      (D)6.7.5 If the statistically and operationally significant difference in trend results is not corrected within the three (3) month time frame, the Dispute Resolution provision of this Resale Agreement shall apply.

           (D)6.8     Delaying Events

                      (D)6.8.1 A Party's failure to meet a requirement in this Section of this Agreement shall not be included when that failure is a result, directly or indirectly, of a Delaying Event.

                      (D)6.8.2   A "Delaying Event" means:

                                 (D)6.8.2.1 Failure by either Party to perform
                                            any of its obligations set forth in
                                            this Agreement,

                                 (D)6.8.2.2 Any delay, act or failure to act by
                                            an end user, agent or subcontractor
                                            of the other Party, or

                                 (D)6.8.2.3 Any Force Majeure Event.

                      (D)6.8.3 If a Delaying Event prevents either Party from performing a measured activity, then such measured activity shall be excluded from the performance indicator(s).

                                                                          Part D
                                                        Miscellaneous Provisions

(D)6.9     Records Retention for Service Performance Indicators

           USW shall maintain complete and accurate records, for the specified review period of its performance under this Agreement for each measured activity. USW shall provide such records to RESELLER in a self-reporting format. Such records shall be in the format kept in USW's ordinary course of business. The Parties agree that such records shall be deemed "Confidential Information."

(D)6.10    Joint Defense and Advocacy

           The Parties shall jointly and separately advocate and defend the sufficiency of this Agreement in addressing the nondiscrimination requirements of the Act and wholesale services performance measurements reporting rights, remedies and related terms and conditions in any forum in which its sufficiency might be challenged.

(D)6.11    Cost Recovery

           Each Party reserves the right to recover the costs associated with the creation of the above measures, indicators, and reports through a future proceeding before a regulatory body. Such a proceeding may address a wide range of implementation costs not otherwise recovered through charges established herein.

                                                                          Part E
                                                                   Wyoming Rates

                             PART E - WYOMING RATES
                   LOCAL EXCHANGE SERVICES RESALE OF SERVICES

The Parties agree the following charges apply to the Resale of Local Services:

1.         Non-Recurring Charges:

           (a) Customer Transfer Charge (CTC):
           The following nonrecurring charges apply when converting a USW account to a RESELLER account or when changing an end user from one Reseller to another.

          CATEGORY OF SERVICE                                                            NONRECURRING CHARGE
          -------------------                                                            -------------------
          RESIDENCE OR BUSINESS MECHANIZED
                   First Line                                                                   $14.56
                   Each Additional Line                                                         $ 6.57
          RESIDENCE OR BUSINESS MANUAL
                   First Line                                                                   $27.52
                   Each Additional Line                                                         $ 7.12
          PRIVATE LINE TRANSPORT
                   First Circuit                                                                $45.08
                   Additional Circuits, Same CSR                                                $31.19
          ADVANCED COMMUNICATIONS SERVICES, PER CIRCUIT                                         $50.48

         b. Product Specific Nonrecurring Charge:

         As set forth in USW tariffs, the product specific nonrecurring charges, without discount, will apply when additional lines or trunks are added or when the end user adds features or services to existing lines or trunks.

2. The following USW services are available for resale at the rates listed below:

----------------------------------------------------------------------------------------------
      CATEGORY:                                                                  DISCOUNT RATE
      -  Basic Exchange Business, PBX Trunks                                     12%
      -  ISDN, Frame Relay                                                       12%
      -  Listings, CO Features                                                   12%
      -  IntraLATA Toll                                                          12%
----------------------------------------------------------------------------------------------

  3. The following services are available for resale under this Agreement but are not included in the wholesale pricing reflected above unless and until the state public utilities Commission in a particular state orders that wholesale discount rates are generally available to resellers with respect to these products in that state:

           -  Basic Exchange Residence                          -  Private Line
           - Volume Discount and/or Term Arrangement (WHERE CONTAINED IN END USER CONTRACTS OR USW TARIFFS)
           -  Centrex                                           -  Public Access
                                                                   Lines

  4. The following service is available for resale under this Agreement but is not included in the wholesale pricing reflected above:

           - Special Access

                                                                          Part E
                                                                   Wyoming Rates

  5.  The following services are not available for resale:
        -   Lifeline
        -   Technical Trials
        -   Enhanced Services (e.g., Voice Messaging)
        -   Promotions equal to or less than ninety (90) days in length
        - Inside wiring installation and maintenance (including maintenance plans)
        - Grandfathered Products and Services (EXCEPT TO END USERS CURRENTLY SERVED WITH SUCH SERVICES)
        - Customer premises equipment (separately or when included in packages)
        -   Concession Service
        -   USW Calling Cards

  6.  Daily Usage Record File: Recurring Charge - $.0011 per record.

                                                                          Part F
                                                                       Signature

                               PART F - SIGNATURE

ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Parties and supersedes all prior oral or written agreements, representations, statements, negotiations, understandings, proposals and undertakings with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

essential.com                                      U S WEST COMMUNICATIONS, INC.
/s/ Akhil Garland                                  /s/ E. J. Stamp for
-----------------------------                      --------------------------------
Signature                                          Signature

Akhil Garland                                      Katherine L. Fleming
-----------------------------                      --------------------------------
Name Printed/Typed                                 Name Printed/Typed

CEO                                                Vice President - Interconnection
-----------------------------                      --------------------------------
Title                                              Title

2-15-00                                            2/25/00
-----------------------------                      --------------------------------
Date                                               Date